UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AVID BIOSERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2019

Annual Meeting of Stockholders

Notice and Proxy Statement

October 9, 2019

10:00 a.m. (PDT)

AVID BIOSERVICES, INC.

August 21, 2019

Dear Fellow Stockholders,

We are pleased to invite you to attend the 2019 annual meeting of stockholders of Avid Bioservices, Inc. to be held at 14191 Myford Road, Tustin, California 92780 on October 9, 2019, at 10:00 A.M. (PDT). The meeting will be held for the following purposes:

(1)	To elect six directors to serve on our Board of Directors until our 2020 annual meeting of stockholders, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

(2)	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2020;

(3)	To approve, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

(4)	To approve an amendment to our 2010 Employee Stock Purchase Plan to extend its term for an additional five years to October 21, 2025 and make certain other changes as described in Proposal No. 4; and

(5)	To conduct any other business properly brought before the 2019 annual meeting and any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on August 14, 2019 as the record date for the 2019 annual meeting. Only stockholders of record on August 14, 2019 are entitled to notice of and to vote at the 2019 annual meeting. Further information about voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

On or about August 23, 2019, we expect to mail our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and our annual report. The Notice provides instructions on how to access our proxy statement and our annual report. The Notice also provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying proxy statement and our annual report can be accessed directly at www.proxyvote.com.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the 2019 annual meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible so that your shares can be voted at the 2019 annual meeting in accordance with your instructions.

Very truly yours,

/s/ Joseph Carleone, Ph.D. Joseph Carleone, Ph.D., Chairman of the Board of Directors

Notice of Annual Meeting of Stockholders

To the Stockholders of Avid Bioservices, Inc.:

You are invited to attend the 2019 Annual Meeting of Stockholders, which we refer to as the “2019 Annual Meeting”, of AVID BIOSERVICES, INC., a Delaware corporation, which we refer to as “we,” “us,” “our,” the “Company” and “Avid,” at 14191 Myford Road, Tustin, California 92780 on October 9, 2019, at 10:00 A.M. (PDT), for the following purposes:

(1)	To elect six directors to serve on our Board of Directors until our 2020 annual meeting of stockholders, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

(2)	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2020;

(3)	To approve, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

(4)	To approve an amendment to our 2010 Employee Stock Purchase Plan to extend its term for an additional five years to October 21, 2025 and make certain other changes as described in Proposal No. 4; and

(5)	To conduct any other business properly brought before the 2019 Annual Meeting and any adjournment or postponement thereof.

The record date for the 2019 Annual Meeting is August 14, 2019. Only stockholders of record at the close of business on that date may vote at the 2019 Annual Meeting and at any adjournment or postponement thereof. If your brokerage firm, bank, broker-dealer, trustee or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from the holder of record. You must follow these instructions in order for your shares to be voted. We recommend that you instruct your brokerage firm, bank, broker-dealer, trustee or other nominee, by following those instructions, to vote FOR all the nominees named in Proposal No. 1 and FOR Proposal Nos. 2, 3 and 4. A list of our stockholders as of the close of business on August 14, 2019 will be available for inspection during business hours for ten days prior to the 2019 Annual Meeting at our principal executive offices located at 2642 Michelle Drive, Suite 200, Tustin, California 92780.

The accompanying Proxy Statement provides detailed information about the matters to be considered at the 2019 Annual Meeting. It is important that your voice be heard and your shares be represented at the 2019 Annual Meeting whether or not you are personally able to attend. Even if you plan to attend the 2019 Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible so that your shares can be voted at the 2019 Annual Meeting in accordance with your instructions. If your shares are not registered in your own name and you would like to attend the 2019 Annual Meeting, please ask the brokerage firm, bank, broker-dealer, trustee or other nominee that holds the shares to provide you with evidence of your record date share ownership.

Our Board of Directors UNANIMOUSLY RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE SIX NOMINEES NAMED IN PROPOSAL NO. 1 AND FOR PROPOSAL NOS. 2, 3 AND 4.

You are cordially invited to attend the 2019 Annual Meeting in person. In accordance with our security procedures, all persons attending the 2019 Annual Meeting will be required to present a form of government-issued picture identification. If you hold your shares in “street name”, you must also provide proof of ownership (such as a recent brokerage statement). If you are a holder of record and attend the 2019 Annual Meeting, you may vote by ballot in person even if you have previously returned your proxy card. If you hold your shares in “street name” and wish to vote in person, you must provide a “legal proxy” in your name from your brokerage firm, bank, broker-dealer, trustee or other nominee.

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Please note that, even if you plan to attend the 2019 Annual Meeting, we recommend that you vote via the Internet, telephone or mail prior to the 2019 Annual Meeting to ensure that your shares will be represented.

Regardless of the number of shares of Common Stock of the Company that you own, your vote is important. Thank you for your continued support, interest and investment in Avid.

Very truly yours,

By order of the Board of Directors,

/s/ Mark R. Ziebell
Mark R. Ziebell,
Vice President, General Counsel & Secretary

Tustin, California

August 21, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2019 ANNUAL MEETING TO BE HELD ON OCTOBER 9, 2019: THE PROXY STATEMENT FOR THE 2019 ANNUAL MEETING AND THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 2019 ARE AVAILABLE FREE OF CHARGE AT WWW.PROXYVOTE.COM.

On or about August 23, 2019, the Notice of Annual Meeting of Stockholders and the attached Proxy Statement will be made available to stockholders of record as of August 14, 2019.

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AVID BIOSERVICES, INC.

Proxy Statement For Annual Meeting Of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of AVID BIOSERVICES, INC., a Delaware corporation, to be used at the 2019 Annual Meeting of Stockholders of the Company, which we refer to as the “2019 Annual Meeting”, and which will be held at 14191 Myford Road, Tustin, California 92780 on October 9, 2019, at 10:00 A.M. (PDT), and at any adjournment or postponement thereof. Only stockholders of record at the close of business on August 14, 2019, which we refer to as the “record date”, will be entitled to vote at the 2019 Annual Meeting. The Notice of Internet Availability of Proxy Materials, which we refer to as the “Notice”, containing instructions on how to access this Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended April 30, 2019 (the “Annual Report”) are first being mailed to stockholders of record as of August 14, 2019 on or about August 23, 2019.

Holders of our common stock, $0.001 par value per share (“Common Stock”) at the close of business on August 14, 2019 will be entitled to vote at the 2019 Annual Meeting. Our 10.50% Series E Convertible Preferred Stock, $0.001 par value per share (“Series E Preferred Stock”), is non-voting, except to the extent required by law and in certain other limited circumstances, none of which are applicable to the proposals being presented to our stockholders for consideration at the 2019 Annual Meeting. Accordingly, the holders of shares of Series E Preferred Stock will not be entitled to vote on any of the proposals to be voted on at the 2019 Annual Meeting, except to the extent such holders are also the owners of our Common Stock and are entitled to vote such shares. As of the date of August 14, 2019, 56,237,674 shares of our Common Stock were issued and outstanding and entitled to vote. Stockholders are entitled to one vote for each share of Common Stock held. A majority, or 28,118,838, of these shares, present in person or represented by proxy at the 2019 Annual Meeting, will constitute a quorum for the transaction of business.

The Notice of Annual Meeting of Stockholders, this Proxy Statement, the proxy card and the Annual Report are also available at www.proxyvote.com. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

All references in this Proxy Statement to “Avid”, the “Company”, “we”, “us” and “our” refer to Avid Bioservices, Inc. References to the “Board of Directors” or “Board” refer to the Board of Directors of Avid.

QUESTIONS AND ANSWERS ABOUT THE 2019 ANNUAL MEETING

Why am I receiving these materials?

At the 2019 Annual Meeting, the Company asks you to vote on four proposals:

Proposal No. 1: to elect six directors to serve on our Board of Directors until our 2020 annual meeting of stockholders, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

Proposal No. 2: to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2020;

Proposal No. 3: to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”; and

Proposal No. 4: to approve an amendment to our 2010 Employee Stock Purchase Plan to extend its term for an additional five years to October 21, 2025 and make certain other changes as described in Proposal No. 4.

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The Board may also ask you to participate in the transaction of any other business that is properly brought before the 2019 Annual Meeting in accordance with the provisions of our Charter and Amended and Restated Bylaws (the “Bylaws”).

You are receiving this Proxy Statement as a stockholder of the Company as of August 14, 2019, the record date for purposes of determining the stockholders entitled to receive notice of and vote at the 2019 Annual Meeting. As further described below, we request that you promptly vote via the Internet, telephone or mail.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL NO. 1 AND FOR PROPOSAL NOS. 2, 3 AND 4.

When and where will the 2019 Annual Meeting be held?

The 2019 Annual Meeting is scheduled to be held at 10:00 A.M. (PDT), on October 9, 2019 at 14191 Myford Road, Tustin, California 92780.

Who is soliciting my vote?

In this Proxy Statement, the Board is soliciting your vote.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the 2019 Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card concerning those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our Board of Directors does not intend to bring any other matters to be voted on at the 2019 Annual Meeting, and we are not currently aware of any matters that may be properly presented by others for consideration at the 2019 Annual Meeting.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote as follows:

•	FOR the election of all six board nominees;

•	FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2020;

• •

FOR the approval, on an advisory basis, of a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”; and

FOR the amendment to our 2010 Employee Stock Purchase Plan to extend its term for an additional five years to October 21, 2025 and make certain other changes as described in Proposal No. 4.

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Who can vote?

Holders of our Common Stock at the close of business on August 14, 2019, the record date, may vote at the 2019 Annual Meeting. At the close of business on that date, there were 56,237,674 shares of our Common Stock outstanding and entitled to vote.

Is my vote confidential?

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the record date, your shares were registered directly in your name, then you are the stockholder of record for these shares. As the stockholder of record, you may vote either in person at the 2019 Annual Meeting or by proxy.

Beneficial Owners: Shares Registered in “Street Name”. If, at the close of business on the record date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your brokerage firm, bank, broker-dealer, trustee or other nominee how to vote your shares by following the voting instructions your brokerage firm, bank, broker-dealer, trustee or other nominee provides. If you do not provide your brokerage firm, bank, broker-dealer, trustee or other nominee with instructions on how to vote your shares, your brokerage firm, bank, broker-dealer, trustee or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Please see “Will my shares be voted if I do nothing?” for additional information.

Why did I receive a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report, primarily via the Internet. Stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.

How do I vote if I am a record holder?

You can vote by attending the 2019 Annual Meeting and voting in person, or you can vote by proxy. If you are the record holder of your stock, you can vote in the following four ways:

•	By Internet or Telephone: To vote via the Internet or by telephone, follow the instructions provided in the Notice of Internet Availability of Proxy Materials. If you vote via the Internet or by telephone, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern Time on October 8, 2019. Alternatively, you may request a printed proxy card by telephone at 1-800-579-1639, over the Internet at www.proxyvote.com, or by email at sendmaterial@proxyvote.com.

•	By Mail: If you received proxy materials by mail, you can vote by submitting a proxy by mail by marking, dating, signing and returning the proxy card in the postage-paid envelope. Your proxy must be received no later than October 8, 2019.

•	In Person at the 2019 Annual Meeting: If you attend the 2019 Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the 2019 Annual Meeting. You are encouraged to vote by Internet or telephone or complete, sign and date the proxy card and mail it in the enclosed postage pre-paid envelope regardless of whether or not you plan to attend the 2019 Annual Meeting.

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How do I vote if my common shares are held in “street name”?

If you hold your shares beneficially in street name through a nominee (such as a brokerage firm, bank, broker-dealer or trustee), you may be able to complete your proxy and authorize your vote by proxy by telephone or the Internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

If you do not provide voting instructions to your brokerage firm, bank, broker-dealer, trustee or other nominee holding shares of our Common Stock for you, your shares will not be voted with respect to Proposal Nos. 1 (election of directors), 3 (advisory vote to approve executive compensation) and 4 (approval of the amendment to our 2010 Employee Stock Purchase Plan), as brokerage firms, banks, broker-dealers or other nominees do not have discretion to vote on non-routine matters. We therefore encourage you to provide voting instructions on a proxy card or a provided voting instruction form to the brokerage firm, bank, broker-dealer, trustee or other nominee that holds your shares by carefully following the instructions provided in their notice to you.

How many votes do I have?

Stockholders are entitled to one vote per proposal for each share of Common Stock held. The holders of shares of Series E Preferred Stock will not be entitled to vote at the 2019 Annual Meeting, except to the extent such holders are also the owners of our Common Stock and are entitled to vote such shares.

How will my shares of Common Stock be voted?

The shares of Common Stock represented by any proxy card which is properly executed and received by the Company prior to or at the 2019 Annual Meeting will be voted in accordance with the specifications you make thereon. Where a choice has been specified on the proxy card with respect to the proposals, the shares represented by the proxy will be voted in accordance with the specifications. If you return a validly executed proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: FOR the election of each of the six named director nominees set forth on the proxy card (Proposal No. 1); FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2020 (Proposal No. 2); FOR the approval, on an advisory basis, of a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation” (Proposal No. 3); and, FOR the approval of the amendment to our 2010 Employee Stock Purchase Plan to extend its term for an additional five years to October 21, 2025 and make certain other changes as described in Proposal No. 4 (Proposal No. 4).

What vote is required with respect to the proposals?

Proposal No. 1, the election of six directors to our Board, will require approval of a plurality of the shares present in person or represented by proxy at the 2019 Annual Meeting and entitled to vote, meaning that the director nominees receiving the highest numbers of “for” votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, will be elected. As a result, the six director nominees receiving the most “for” votes at the 2019 Annual Meeting will be elected. The proxy card enables a stockholder to vote “FOR” or “WITHHOLD” from voting as to each person nominated by the Board.

Proposal Nos. 2, 3 and 4 will be decided by the affirmative vote of a majority of the stock represented and entitled to vote at the 2019 Annual Meeting. A stockholder may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal Nos. 2, 3 and 4.

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What is the effect of abstentions and broker non-votes on voting?

Abstentions and broker “non-votes” are included in the determination of the number of shares present at the 2019 Annual Meeting for quorum purposes. Abstentions will count as a vote against the proposals, other than for the election of directors (Proposal No. 1). Abstentions will not have an effect on the election of directors because directors are elected by a plurality of the shares present in person or represented by proxy at the 2019 Annual Meeting and entitled to vote. Broker “non-votes” are not counted in the tabulations of the votes cast or present at the 2019 Annual Meeting and entitled to vote on any of the proposals and therefore will have no effect on the outcome of the proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. At the 2019 Annual Meeting, nominees will not have discretion to vote on Proposal Nos. 1 (election of directors), 3 (advisory vote to approve executive compensation) and 4 (approval of the amendment to our 2010 Employee Stock Purchase Plan), but will have discretion to vote on Proposal No. 2 (ratification of appointment of independent registered public accounting firm).

We encourage you to provide voting instructions on the proxy card or a provided voting instruction form to the brokerage firm, bank, broker-dealer, trustee or other nominee that holds your shares by carefully following the instructions provided in their notice to you.

Who is paying for this proxy solicitation?

We will bear the costs of soliciting proxies for the 2019 Annual Meeting. These costs will include, among other items, the expense of preparing, assembling, printing and mailing the proxy materials to stockholders of record and beneficial owners, and reimbursements paid to brokerage firm, bank, broker-dealer, trustee or other nominee for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owner’s voting instructions. In addition to soliciting proxies by mail, our directors, officers and employees may solicit votes, without additional compensation, personally, by telephone, or by other appropriate means.

If I have already voted by proxy against the proposals, can I still change my mind?

Yes. To change your vote by proxy, simply sign, date and return the proxy card or voting instruction form in the accompanying postage-paid envelope, or vote by proxy by telephone or via the Internet in accordance with the instructions in the proxy card or voting instruction form. We strongly urge you to vote by proxy FOR each of the six nominees named in Proposal No. 1 and FOR Proposal Nos. 2, 3 and 4. Only your latest dated proxy will count at the 2019 Annual Meeting.

Will my shares be voted if I do nothing?

If your shares of our Common Stock are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote over the Internet or by telephone or attend the 2019 Annual Meeting and vote in person.

If your shares of Common Stock are held in “street name,” that is, held for your account by a brokerage firm, bank, broker-dealer, trustee or other nominee, and you do not instruct your brokerage firm, bank, broker-dealer, trustee or other nominee how to vote your shares, then your brokerage firm, bank, broker-dealer, trustee or other nominee will determine if it has discretion to vote on each matter. Brokerage firms, banks, broker-dealers, trustees or other nominees do not have discretion to vote on non-routine matters. Proposal Nos. 1 (election of directors), 3 (advisory vote to approve executive compensation) and 4 (approval of the amendment to our 2010 Employee Stock Purchase Plan) are considered to be non-routine matters, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is considered a routine matter. As a result, if you do not provide voting instructions to your brokerage firm, bank, broker-dealer, trustee or other nominee, then your brokerage firm, bank, broker-dealer, trustee or other nominee may not vote your shares with respect to Proposal Nos. 1, 3 or 4, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “What is the effect of abstentions and broker non-votes on voting?” above.

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If your shares of our Common Stock are held in “street name,” your brokerage firm, bank, broker-dealer, trustee or nominee has enclosed a proxy card or voting instruction form with this Proxy Statement. We strongly encourage you to authorize your brokerage firm, bank, broker-dealer, trustee or other nominee to vote your shares by following the instructions provided on the proxy card or voting instruction form.

We strongly urge you to vote by proxy FOR each of the six nominees in Proposal No. 1 and FOR Proposal Nos. 2, 3 and 4 by marking, dating, signing and returning the proxy card today in the envelope provided. You may also vote by proxy over the Internet using the Internet address on the proxy card or by telephone using the toll-free number on the proxy card. If your shares are held in “street name,” you should follow the instructions on your proxy card or voting instruction form provided by your brokerage firm, bank, broker-dealer, trustee or other nominee and provide specific instructions to your brokerage firm, bank, broker-dealer, trustee or other nominee to vote as described above.

What constitutes a quorum?

A quorum is the minimum number of shares required to be present at the 2019 Annual Meeting for the meeting to be properly held under our Bylaws and Delaware law. A majority of the issued and outstanding shares of Common Stock, present in person or represented by proxy, and entitled to vote will constitute a quorum for the transaction of business at the 2019 Annual Meeting. Votes withheld, abstentions and broker non-votes will be counted as present or represented for purposes of determining the presence or absence of a quorum for the 2019 Annual Meeting. In the absence of a quorum, the 2019 Annual Meeting may be adjourned by a majority of the shares entitled to be vote present in person or by proxy.

What is “Householding” of Annual Meeting materials?

Some “street name” holders may be “householding” our proxy statements and annual reports. This means that only a single copy of our Proxy Statement and Annual Report to stockholders may have been sent to two or more stockholders sharing the same address. We will promptly deliver a separate copy of either document to you if you call or write us at our principal executive offices, 2642 Michelle Drive, Suite 200, Tustin, California, 92780, Attn: Investor Relations, telephone: (800) 987-8256. If you would like to receive separate copies of the Proxy Statement or Annual Report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, please notify your brokerage firm, bank, broker-dealer, trustee or other nominee if your shares are held in “street name”, or you may contact us at the above address and telephone number.

How can I find out the results of the voting at the 2019 Annual Meeting?

Preliminary voting results are expected to be announced at the 2019 Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the 2019 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the 2019 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Who will count the votes?

The votes will be counted, tabulated and certified by the inspector of elections for the 2019 Annual Meeting, who shall be duly appointed by the Board.

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What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders?

Stockholder proposals may be included in our proxy materials for an Annual Meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2020 annual meeting of stockholders, which we expect to hold on or about October 20, 2020, the proposal must be received at our principal executive offices at 2642 Michelle Drive, Suite 200, Tustin, California 92780, addressed to the Corporate Secretary, no later than April 27, 2020, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act. However, if our 2020 annual meeting of stockholders is not held between September 9, 2020 and November 8, 2020, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials.

Stockholder business that is not intended for inclusion in our proxy materials may be brought before the 2020 annual meeting so long as we receive notice of the proposal as specified by our Bylaws, addressed to the Corporate Secretary at our principal executive offices at 2642 Michelle Drive, Suite 200, Tustin, California 92780, by not earlier than the close of business on June 11, 2020 and not later than the close of business on July 11, 2020. However, if the 2020 annual meeting of stockholders is not held between September 9, 2020 and November 8, 2020, the notice must be delivered no earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the 2020 annual meeting of stockholders or, if later, the 10th day following the day on which public disclosure of the date of the 2020 annual meeting of stockholders is made. All such notices must be submitted in accordance with the specific procedural requirements in our Bylaws and must include certain information with regard to the person submitting the proposal. Failure to comply with our Bylaw procedures and deadlines may preclude presentation of the proposal at our 2020 annual meeting of stockholders.

Whom should I call if I have questions about the 2019 Annual Meeting?

If you have any questions or if you need additional copies of the proxy materials, please call 1-800-690-6903 or log on to www.proxyvote.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2019 ANNUAL MEETING TO BE HELD ON OCTOBER 9, 2019: THE PROXY STATEMENT FOR THE 2019 ANNUAL MEETING AND THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 2019 ARE AVAILABLE FREE OF CHARGE AT WWW.PROXYVOTE.COM.

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ANNUAL MEETING PROCEDURES

Annual Meeting Admission

Only Avid Bioservices, Inc. stockholders as of the close of business on August 14, 2019 or their duly authorized and constituted proxies may attend the 2019 Annual Meeting. Proof of ownership of our Common Stock must be presented in order to be admitted to the 2019 Annual Meeting. If your shares are held in the name of a brokerage firm, bank, broker-dealer, trustee or other nominee or holder of record and you plan to attend the 2019 Annual Meeting in person, you must bring a brokerage statement, the proxy card mailed to you by your brokerage firm, bank, broker-dealer, trustee or other nominee or other proof of ownership as of the close of business on August 14, 2019, the record date, to be admitted to the 2019 Annual Meeting. Otherwise, proper documentation of a duly authorized and constituted proxy must be presented. This proof can be: a brokerage statement or letter from a brokerage firm, bank, broker-dealer, trustee or other nominee indicating ownership on the record date, a proxy card, or a valid, legal proxy provided by your brokerage firm, bank, broker-dealer, trustee or other nominee.

After the chairman of the meeting opens the 2019 Annual Meeting, further entry will be prohibited. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the 2019 Annual Meeting, and the use of mobile phones during the 2019 Annual Meeting is also prohibited. All persons attending the 2019 Annual Meeting will be required to present a valid government-issued picture identification, such as a driver’s license or passport, to gain admittance to the 2019 Annual Meeting.

Appraisal Rights

Holders of shares of Common Stock and shares of Series E Preferred Stock do not have appraisal rights under Delaware law in connection with this proxy solicitation.

Stockholder List

A list of our stockholders as of the close of business on August 14, 2019 will be available for inspection during business hours for ten days prior to the 2019 Annual Meeting at our principal executive offices located at 2642 Michelle Drive, Suite 200, Tustin, California 92780.

Communications with the Board

Any stockholder or interested person may communicate with the Company’s non-management directors as a group by sending a communication to the Board of Directors c/o Avid Bioservices, Inc., Attn: Corporate Secretary, Avid Bioservices, Inc., 2642 Michelle Drive, Suite 200, Tustin, California 92780. All communications will be reviewed by the Company’s Corporate Secretary. The Corporate Secretary will not forward to the non-management directors any spam, junk mail, mass mailing, product complaint, product inquiry, new product suggestion, job inquiry, survey, or business solicitation or advertisement. Material that is unduly hostile, threatening, illegal, or similarly unsuitable will also be excluded.

The non-management directors who receive such communication will have discretion to determine the handling of such communication, and if appropriate, the response to the person sending the communication and disclosure, which shall be consistent with the Company’s policies and procedures and applicable law regarding the disclosure of information.

Other Matters

If you have any questions or if you need additional copies of the proxy materials, please call 1-800-690-6903 or log on to www.proxyvote.com.

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Proposal No. 1:

Election of Directors

Six directors are to be elected to Avid’s Board of Directors at the 2019 Annual Meeting. Proxies can only be voted for the number of nominees named in this Proxy Statement.

All directors are elected annually and serve until our next annual meeting of stockholders, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the 2019 Annual Meeting and entitled to vote. Thus, the six nominees receiving the highest number of votes will be elected as directors at the 2019 Annual Meeting.

Our Board of Directors has proposed each of the following nominees for election as directors, each of whom is a current member of our Board of Directors and has consented to serve as a director for an additional term if elected: Mark R. Bamforth, Joseph Carleone, Ph.D., Richard B. Hancock, Catherine J. Mackey, Ph.D., Gregory P. Sargen and Patrick D. Walsh. The Board of Directors recommends that you vote FOR the election of each of our nominees to serve as a director of the Company until the next annual meeting, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. If any nominee is unable or declines to serve as a director at the time of the 2019 Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director.

The Corporate Governance Committee of the Board of Directors is directed under its charter to identify qualified individuals to become directors, and to recommend individuals it identifies to the Board of Directors for nomination. The Company’s Corporate Governance Guidelines, adopted by the Board of Directors on July 11, 2018 upon the recommendation of the Corporate Governance Committee, establish criteria for membership on the Board. Under these criteria, the Corporate Governance Committee seeks to identify a diverse group of candidates for the Board. These candidates should possess strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially and be committed to representing the long-term interests of the stockholders. While neither the Board nor the Corporate Governance Committee has a formal policy regarding diversity in evaluating candidates, the Corporate Governance Committee considers all factors it deems appropriate, which may include age, gender and ethnic and racial background, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, various and relevant career experience, relevant technical skills, relevant business or government acumen, financial and accounting background, and executive compensation background. The Corporate Governance Committee does not assign specific weight to particular criteria and not all criteria apply to every candidate.

Following its evaluation of the six nominees, the Corporate Governance Committee voted to recommend the nominees to the Board of Directors as candidates for election to a new term in office. The Board believes that as a group the Board consists of a sufficiently diverse group in terms of experience, knowledge and abilities to allow the Board to fulfill its responsibilities to the stockholders and the Company. As such, and based in part on the Corporate Governance Committee’s evaluation and recommendation, the Board of Directors has concluded that it is in our best interest and the best interest of our stockholders for each of the proposed nominees to serve as a member of our Board of Directors.

Nominees

Information with respect to the number of shares of Common Stock beneficially owned by each director as of August 2, 2019 appears under the heading “Security Ownership of Certain Beneficial Owners, Directors and Management.” The name, age, years of service on our Board of Directors, and principal occupation and business experience of each director nominee is set forth below.

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NOMINEE BIOGRAPHIES

Name and Age	Principal Occupation and Business Experience	Director Since
Mark R. Bamforth (age 56)

Mr. Bamforth was appointed to the Board of Directors in October 2017. Mr. Bamforth is the Founder of Arranta Bio, LLC, a new contract development and manufacturing company (“CDMO”) that is being developed to support the microbiome industry. Previously, Mr. Bamforth served as the President and Chief Executive Officer of Brammer Bio, LLC, in Cambridge, Massachusetts, a cell and gene therapy CDMO with over 600 employees that he founded in 2015 and merged with Florida Biologix, an established, 10-year old CDMO, in March 2016. Brammer Bio was sold to Thermo Fisher Scientific on April 30, 2019. Previously, he was the President and Chief Executive Officer of Gallus Biopharmaceuticals, LLC (“Gallus”), in St. Louis, Missouri, a company that he founded in 2010. Gallus was a process development, clinical and commercial, mammalian cell based bulk biopharmaceuticals CDMO which tripled in size through organic growth and the acquisition of Laureate Biopharma, prior to its acquisition by DPx Holdings B.V., the parent company of Patheon, in 2014. Prior to this, Mr. Bamforth worked 22 years with Genzyme Corporation, in Cambridge Massachusetts, in roles of increasing responsibility, the last ten years of which were as senior vice president of corporate operations and pharmaceuticals. Mr. Bamforth earned a Bachelor of Science in chemical engineering from Strathclyde University and an MBA from Henley Management College. The Board of Directors concluded that Mr. Bamforth should serve as a director in light of his 30 plus years of biologics leadership experience and his extensive senior executive experience in overseeing the day-to-day business operations of, and successfully growing, both organically and through acquisitions, biologics contract manufacturing organizations.

		2017
Joseph Carleone, Ph.D. (age 73)

Dr. Carleone was appointed to the Board of Directors in November 2017, and currently serves as the non-executive Chairman of the Board. Dr. Carleone was Chairman of the Board of AMPAC Fine Chemicals LLC, a leading manufacturer of pharmaceutical active ingredients from 2015 to 2018.  Prior to this position, Dr. Carleone was President, Chief Executive Officer and director of American Pacific Corporation, a leading custom manufacturer of fine and specialty chemicals and propulsion products. Dr. Carleone has also served or currently serves as an officer and/or a director of several directly or indirectly wholly-owned subsidiaries of American Pacific Holdings, LLC. Dr. Carleone received his bachelor’s degree in Mechanical Engineering from Drexel University, Philadelphia, Pennsylvania, in 1968; his master’s degree in Applied Mechanics from Drexel University in 1970; and his doctorate degree in Applied Mechanics from Drexel University in 1972. Dr. Carleone has served as a director of Sensient Technologies, Inc. (NYSE:SXT) since 2014, and is the Chairman of the Compensation and Development Committee and member of the Audit and Scientific Advisory Committees. The Board of Directors concluded that Dr. Carleone should serve as a director in light of his operational, governance, management and scientific experience, including extensive executive management and leadership experience as Chief Executive Officer and as Chairman of a public corporation.

		2017
Richard B. Hancock (age 60)	Mr. Hancock was appointed to the Board of Directors in November 2017, and was appointed our interim President and Chief Financial Officer in May 2019. Mr. Hancock has worked in the biologic CDMO industry for over 30 years in various operational and executive roles, serving most recently as President and Chief Executive Officer of Althea Technologies, Inc., a large molecule CDMO producing a wide range of biologics, vaccines and parenteral products. In addition to Althea, Mr. Hancock has held senior management positions at The Immune Response Corporation, and Hybritech Inc. (now part of Eli Lilly & Company), and he is currently the Chairman of the Board and Executive Director of Argonaut Manufacturing Services, Inc., a privately-owned CDMO focused on the biotechnology and life sciences industries. Mr. Hancock received a B.A. in Microbiology from Miami University. The Board of Directors concluded that Mr. Hancock should serve as a director in light of his extensive operational and executive management experience in the CDMO industry.	2017

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Name and Age	Principal Occupation and Business Experience	Director Since
Catherine J. Mackey, Ph.D. (age 63)

Dr. Mackey is an experienced leader, director and advisor with more than 30 years of research and development and operations experience in the pharmaceutical, biotechnology and agricultural industries. Currently she is Chairman of the Board of Cour Pharmaceutical Development, a privately held, clinical stage company focused on immunomodulation. She is also a member of the Board of Directors and Audit Committee of GW Pharmaceuticals PLC (NASDAQ: GWPH), a biopharmaceutical company focused on discovering, developing and commercializing novel therapeutics from its proprietary cannabinoid product platform in a broad range of disease areas, and a member of the Board of Directors of Poseida Therapeutics, Inc., a privately held, clinical stage company developing next generation cell therapies for cancer. Dr. Mackey previously served as Senior Vice President of Pfizer Worldwide Research and Development and Director of Pfizer’s La Jolla Laboratories, where she built Pfizer La Jolla into one of Pfizer’s main pharmaceutical research and development sites with over 1,000 employees and a robust drug pipeline. Prior to that role, she served as head of Strategic Alliances and Genomic and Proteomic Sciences for Pfizer. Dr. Mackey spent the first part of her career in agricultural biotechnology, including as Vice President of DEKALB Genetics, Inc., an international researcher, producer, and marketer of seed. Dr. Mackey received her B.S. and Ph.D. degrees in microbiology from Cornell University. The Board of Directors concluded that Dr. Mackey should serve as a director in light of her extensive operational and executive management experience in the global pharmaceutical industry and public company board and committee experience.

		2017
Gregory P. Sargen (age 54)

Gregory P. Sargen was appointed to the Board of Directors in November 2017. Mr. Sargen currently serves as Chief Financial Officer and Executive Vice President – Corporate Development and Strategy of Cambrex Corporation (NYSE:CBM) (“Cambrex”), a global manufacturer and provider of services to life sciences companies. Prior to his current roles, Mr. Sargen served as Executive Vice President, Corporate Development and Strategy, Chief Financial Officer, and Vice President, Finance of Cambrex. Prior to Cambrex, Mr. Sargen served as Executive Vice President, Chief Financial Officer of Expanets, Inc., Vice President of Finance – Chemicals Manufacturing Division of Fisher Scientific International Inc. (n/k/a Thermo Fisher Scientific Inc.) (NYSE:TMO), and held positions with Merck & Co., Inc. (NYSE:MRK), Heat and Control, Inc. and Deloitte & Touche LLP. Mr. Sargen is a Certified Public Accountant (non-practicing) and holds an MBA in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Pennsylvania State University. The Board of Directors concluded that Mr. Sargen should serve as a director in light of his extensive executive experience and his financial and accounting expertise with public companies in the CDMO industry.

		2017
Patrick D. Walsh (age 58)	Mr. Walsh was appointed to the Board of Directors in October 2017. Mr. Walsh currently serves as an Operating Partner at Ampersand Capital, a private-equity healthcare investment firm, and is founder of Diligence Team, LLC, a consulting practice serving clients in the healthcare industry. From 2015 to 2019 he served as Chief Executive Officer of Avista Pharma Solutions, a high-growth CDMO that was acquired by Cambrex in January 2019. Prior to joining Avista Pharma, he was Chief Executive Officer of AAIPharma Services, a private-equity backed CDMO at which he led a successful growth strategy culminating in the company’s sale for more than 4.5 times return on invested capital. Mr. Walsh also held the positions of President and Chief Operating Officer of Gensia-Sicor, during which time he led the company's commercial growth strategy, culminating in the eventual sale to Teva for $3.4 billion. Prior to Gensia, he spent 10 years in a global pharmaceutical company culminating in leading the U.S. and international business of a leading Japanese pharma company. Mr. Walsh has served on pharmaceutical boards as chairman, non-executive chairman and company director, as well as an executive advisor to private equity and venture capital firms. Mr. Walsh currently serves as a director of ANI Pharmaceuticals, Inc., a publicly traded specialty pharmaceutical company (NASDAQ:ANIP), since June 2018, and is a member of the Audit and Compensation committees. He also currently serves on the board of MedPharm, a privately-held dermal CDMO, and serves on the Governance and Compensation committees. The Board of Directors concluded that Mr. Walsh should serve as a director in light of his extensive experience as a company director and in leading successful, high-growth CDMOs and complex laboratory and pharmaceutical manufacturing operations on a global scale.	2017

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Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE SIX NOMINEES NAMED ABOVE IN THIS PROPOSAL NO. 1.

Corporate Governance

Our Board of Directors strongly believes in good corporate governance policies and practices. We expect to continue to seek and implement those corporate governance practices that we believe will promote a high level of performance from our Board of Directors, officers and employees. On July 11, 2018, upon the recommendation of the Corporate Governance Committee, the Board of Directors adopted Corporate Governance Guidelines. This section describes key corporate governance guidelines and practices that our Board of Directors has adopted. Copies of the following corporate governance documents are posted on our website at http://ir.avidbio.com/corporate-governance: (1) Code of Business Conduct and Ethics; (2) Amended and Restated Charter of the Compensation Committee of the Board of Directors; (3) Charter of the Audit Committee of the Board of Directors; (4) Charter of the Corporate Governance Committee of the Board of Directors; and (5) Corporate Governance Guidelines. If you would like a printed copy of any of these corporate governance documents, please send your request to Avid Bioservices, Inc., Attention: Corporate Secretary, 2642 Michelle Drive, Suite 200, Tustin, California 92780.

Board of Directors

Our business is managed under the direction of our Board of Directors pursuant to the General Corporation Law of the State of Delaware and our Bylaws. Our Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance. Among the primary responsibilities of our Board of Directors is the oversight of the management of our Company. Our directors remain informed of our business and management activities by reviewing documents provided to them before each meeting of the Board of Directors and by attending presentations made by our Chief Executive Officer and other members of management. The Board of Directors held seven meetings during the fiscal year ended April 30, 2019. Each incumbent director attended at least seventy-five percent (75%) of the meetings of the Board and of the committees on which he served during the fiscal year ended April 30, 2019. In addition, members of the Board of Directors have access to our books, records and reports and independent auditors and advisors. Members of our management frequently interact with and are at all times available to our directors.

Director Independence

Under NASDAQ Listing Rule 5605(a)(2), a director will not be considered an “independent director” if such director at any time during the past three years was an employee of the Company, or if a director (or a director’s family member) accepted compensation from the Company (other than compensation for board or committee service) in excess of $120,000 during any twelve consecutive month period within the three years preceding the determination of independence. In addition, a director will not qualify as an “independent director” if, in the opinion of our Board of Directors, that person has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board has affirmatively determined, after considering all of the relevant facts and circumstances, that all of the directors, other than our interim President and Chief Executive Officer, Richard B. Hancock, are independent from our management under the standards set forth in the Company’s Corporate Governance Guidelines, which incorporates the independence standards required by Listing Rule 5605(a)(2) of The Nasdaq Stock Market. This means that none of the independent directors have any direct or indirect material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company.

Our Audit, Compensation and Corporate Governance Committees are composed entirely of independent directors as required by applicable SEC and NASDAQ rules, including Rule 10A-3 under the Exchange Act. In addition, there are no family relationships among any of the directors or executive officers of the Company. Further, each member of our Compensation Committee is a “non-employee director” under Section 16 of the Exchange Act.

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Meetings of Independent Directors

The independent members of our Board of Directors have a practice of meeting in executive sessions without the presence of any members of Avid’s management. In accordance with the Corporate Governance Guidelines, the independent members of the Board of Directors are generally scheduled to meet in executive session each time the Board of Directors holds its regularly scheduled meetings and otherwise as needed.

Committees of Our Board of Directors

The Board of Directors has three standing committees: the Compensation Committee, the Audit Committee, and the Corporate Governance Committee. Each of the three committees maintains a written charter approved by the Board of Directors. Current copies of all of our committees’ charters are available on our website at http://ir.avidbio.com/corporate-governance. The following is a summary of our three standing committees:

Compensation Committee. The primary purposes of the Compensation Committee of the Board of Directors are to: (i) establish the compensation policy of the Company; (ii) ensure that the compensation of the Board of Directors, Chief Executive Officer and other corporate officers of the Company enables it to attract and retain high-quality leadership and is consistent with such policy; (iii) review the performance and development of the Company’s Chief Executive Officer and other corporate officers in achieving Company goals and objectives and to ensure that senior executives of the Company are compensated effectively in a manner consistent with the strategy of the Company; and (iv) produce an annual report on executive compensation for inclusion in the Company’s proxy statements, in accordance with applicable rules and regulations. The Compensation Committee carries out its responsibilities in accordance with the terms of its charter. The Compensation Committee met five times during the fiscal year ended April 30, 2019. The Compensation Committee has the authority to determine director and executive compensation and may not delegate this authority. The Compensation Committee’s members are currently Mr. Patrick Walsh (chairman of the committee), Dr. Joseph Carleone and Mr. Gregory P. Sargen, each of whom is an independent director.

Audit Committee. The primary purposes of the Audit Committee of the Board of Directors are to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the Company’s financial statements provided to stockholders, the public and others, (ii) the Company’s system of internal controls regarding finance, accounting, legal compliance and ethical behavior and (iii) the Company’s auditing, accounting and financial reporting process. The Audit Committee carries out its responsibilities in accordance with the terms of its charter. The Audit Committee met five times during the fiscal year ended April 30, 2019. The Audit Committee of our Board of Directors has determined that Mr. Gregory P. Sargen is an “audit committee financial expert” within the meaning of Item 407 of Regulation S-K of the Securities Act and meets the financial sophistication required under the NASDAQ listing standards. The Audit Committee meets the NASDAQ composition requirements, including the requirement that all Audit Committee members have the ability to read and understand financial statements. The current Audit Committee members are currently Mr. Gregory P. Sargen (chairman of the committee), Dr. Catherine J. Mackey and Dr. Joseph Carleone, each of whom is an independent director.

Corporate Governance Committee. The primary purposes of the Corporate Governance Committee of the Board of Directors are to: (i) make recommendations to the Board of Directors regarding the size of the Board of Directors (ii) make recommendations to the Board of Directors regarding the criteria for the selection of director nominees, (iii) identify and recommend to the Board of Directors for selection as director nominees individuals qualified to become members of the Board of Directors, including stockholder recommendations, (iv) recommend committee assignments to the Board of Directors, (v) regularly review our corporate governance documents, including our corporate Charter and Bylaws and the Corporate Governance Guidelines, and (vi) oversee the evaluation of the Board of Directors. The Corporate Governance Guidelines set forth the Board membership criteria. As described above, the Corporate Governance Committee seeks to identify a diverse group of candidates possessing strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially and be committed to representing the long-term interests of the stockholders. While neither the Board nor the Corporate Governance Committee has a formal policy regarding diversity in evaluating candidates, the Corporate Governance Committee considers all factors it deems appropriate, which may include age, gender and ethnic and racial background, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, various and relevant career experience, relevant technical skills, relevant business or government acumen, financial and accounting background, and executive compensation background. The Corporate Governance Committee does not assign specific weight to particular criteria and not all criteria apply to every candidate. The Corporate Governance Committee met four times during the fiscal year ended April 30, 2019. The Corporate Governance Committee’s members are currently Messrs. Mark R. Bamforth (chairman of the committee) and Patrick D. Walsh and Dr. Catherine J. Mackey, each of whom is an independent director.

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In accordance with our Bylaws, stockholders may nominate a candidate for election as director by complying with certain notice and other requirements set forth therein. For a stockholder to make any nomination for election to the Board of Directors at the 2020 annual meeting of stockholders, the stockholder must provide notice to the Company, which notice must be delivered to, or mailed and received at, the Company’s principal executive offices not earlier than the close of business on June 11, 2020 and not later than the close of business on July 11 2020. However, if the 2020 annual meeting of stockholders is not held between September 9, 2020 and November 8, 2020, the notice must be delivered no earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the 2020 annual meeting of stockholders or, if later, the 10th day following the day on which public disclosure of the date of the 2020 annual meeting of stockholders is made. All such notices must be submitted in accordance with the specific procedural requirements in our Bylaws and must include certain information with regard to the person submitting the proposal. Further updates and supplements to such notice may be required at the times, and in the forms, required under our Bylaws. As set forth in our Bylaws, submissions must include (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of each class of capital stock of the Company which are owned of record and beneficially by such nominee, (iv) the date or dates on which such shares were acquired and the investment intent of such acquisition, (v) with respect to each nominee for election or re-election to the Board of Directors, a completed and signed questionnaire, representation and agreement required by our Bylaws, and (vi) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected). Our Bylaws also specify further requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to make a nomination for director review a copy of our Bylaws, which is available, without charge, from our Corporate Secretary, at Avid Bioservices, Inc., 2642 Michelle Drive, Suite 200, Tustin, California 92780.

If the Corporate Governance Committee or the Board of Directors determines that any nomination made by a stockholder was not made in accordance with the proper procedures under our Bylaws, the rules and regulations promulgated under the SEC or other applicable laws or regulations, such nomination will be void. The Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as those recommended by others.

Board of Directors Leadership Structure

Our Board of Directors does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board of Directors or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board of Directors believes that it should have the flexibility to make these determinations in the way that it believes best provides appropriate leadership for the Company at a given time.  Separation of the Company’s Chief Executive Officer and Chairman of the Board is appropriate for the Company at this time. Both positions are actively engaged on significant matters affecting the Company. The Chief Executive Officer has overall responsibility for all aspects of the Company's operations, while the Chairman has a greater focus on governance of the Company, including oversight of the Board of Directors. We believe this balance of shared leadership between the two positions is a strength for the Company. In accordance with the Corporate Governance Guidelines, in the event that in the future the positions of Chairman of the Board and Chief Executive Officer are held by the same person, the non-employee directors shall designate a lead independent director.

Risk Oversight

The Board of Directors oversees an enterprise-wide approach to risk management that is designed to support the achievement of organizational objectives to improve long-term performance and enhance stockholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. In setting the Company’s business strategy, the Board of Directors assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for the Company.

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While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board of Directors also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives financial risk assessment reports from management. Risks related to the compensation programs are reviewed by the Compensation Committee. The Corporate Governance Committee oversees the annual Board self-evaluation and director nomination processes in order to ensure a diverse and well balanced Board, and oversees the evaluation of the Chief Executive Officer, including succession planning. These committees meet regularly and report their findings to the Board of Directors throughout the year.  The Company also maintains insurance policies that would reimburse the Company for a wide range of potential losses that the Company could incur in due course.

Communicating with the Board of Directors

Under our Code of Business Conduct and Ethics, we have established an Open Door Policy and Hotline For Reporting Employee Complaints or Accounting or Auditing Matters for the confidential, anonymous submission by our directors, officers and employees of concerns regarding violations or suspected violations of our Code of Business Conduct and Ethics, including those relating to accounting and auditing matters. In addition, the Audit Committee has established procedures for the receipt, retention and treatment of communications received by us, our Board of Directors and the Audit Committee regarding accounting, internal controls or auditing matters. Written communications from our stockholders and employees may be sent to: Avid Bioservices, Inc., Attention: Audit Committee Chair, 2642 Michelle Drive, Suite 200, Tustin, California 92780.

In addition, the Company’s annual meeting of stockholders provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of the Board of Directors on appropriate matters. Any stockholder or interested person may communicate with the Company’s non-management directors as a group by sending a communication to the Board of Directors c/o Avid Bioservices, Inc., Attn: Corporate Secretary, Avid Bioservices, Inc., 2642 Michelle Drive, Suite 200, Tustin, California 92780. All communications will be reviewed by the Company’s Corporate Secretary. The Corporate Secretary will not forward to the non-management directors any spam, junk mail, mass mailing, product complaint, product inquiry, new product suggestion, job inquiry, survey, or business solicitation or advertisement. Material that is unduly hostile, threatening, illegal, or similarly unsuitable will also be excluded. The non-management directors who receive such communication will have discretion to determine the handling of such communication, and if appropriate, the response to the person sending the communication and disclosure, which shall be consistent with the Company’s policies and procedures and applicable law regarding the disclosure of information.

Director Attendance at Annual Meetings of Stockholders

We have no policy requiring directors to attend annual meetings of stockholders, but directors are encouraged to attend our annual meetings at which they stand for re-election. All seven of our then current directors attended the 2018 Annual Meeting of Stockholders.

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Director Compensation

The following table sets forth information regarding the compensation earned during the fiscal year ended April 30, 2019 by each individual who served as a non-employee director at any time during the fiscal year:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Joseph Carleone, Ph.D.	103,417	66,718	170,135
Mark R. Bamforth	80,083	66,718	146,801
Richard B. Hancock	80,083	66,718	146,801
Joel McComb(2)	93,000	66,718	159,718
Gregory P. Sargen	95,083	66,718	161,801
Patrick D. Walsh	78,000	66,718	144,718

__________________

(1)	The amount shown represents the grant date fair value of the option award granted in the fiscal year ended April 30, 2019 as computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“ASC Topic 718”). The assumptions used in determining the grant date fair values of the option awards are set forth in Note 5 “Benefit Plans” in our Annual Report on Form 10-K for the fiscal year ended April 30, 2019, as filed with the SEC on June 27, 2019. These amounts do not correspond to the actual value that may be recognized by the non-employee director. As of April 30, 2019, each of our then current non-employee directors held unexercised option awards covering 94,600 shares of Common Stock.
(2)	Mr. McComb resigned as a member of the Company’s Board effective July 22, 2019.

Non-employee directors are paid in accordance with the Company’s non-employee director compensation program. In October 2017, based on an analysis by the then current Compensation Committee’s independent compensation consultant, The VisionLink Advisory Group, the Compensation Committee formally adopted a new non-employee director compensation program comprised of (i) an annual cash retainer of $55,000, and (ii) an annual cash retainer of $15,000 per committee membership, each payable in equal monthly installments. Furthermore, each non-employee director would receive a cash fee of $2,000 per day for each Board of Directors meeting attended, whether in-person or telephonically, and a cash fee of $2,000 for each additional Company meeting attended in excess of four hours in length. In addition, under this non-employee director compensation program, upon a non-employee director’s first appointment or election to our Board of Directors, such non-employee director would receive a non-qualified stock option grant to purchase 75,000 shares of our Common Stock, at an exercise price equal to the fair market value of our Common Stock on the date of grant, and vesting in equal monthly installments over a three-year period.

In November 2018, in connection with our transition to a dedicated CDMO, based on an analysis by the Compensation Committee’s independent compensation consultant, Radford, which benchmarked non-employee director compensation against a new peer group more reflective of the Company’s business, the Compensation Committee recommended, and the full Board of Directors approved, a revised non-employee director compensation program comprised of (i) an annual cash retainer of $55,000, and (ii) an annual cash retainer of $25,000 for the Chairman of the Board, and (iii) an annual cash retainer of $20,000 and $15,000 per committee chairmanship and membership, respectively, each payable in equal monthly installments. In addition, on an annual basis each non-employee director is awarded a non-qualified option to purchase a specific number of shares of the Company’s Common Stock under our 2018 Omnibus Stock Incentive Plan. The number of shares awarded to each non-employee director is based on the long-term incentive value of the option, which is estimated on the date of the grant using the Black-Scholes option-pricing model. Based on a benchmarking analysis prepared by Radford, the value of this award was $85,000 for fiscal year 2019. These options vest on the first anniversary of the date of grant. With respect to a non-employee director’s first appointment or election to our Board of Directors, such non-employee director would receive an initial non-qualified option with a long-term incentive value of $170,000. These options vest in equal monthly installments over a three-year period.

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Proposal No. 2:
Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee, in consultation with management, has approved the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year ending April 30, 2020. Ernst & Young LLP has served in this capacity for each of the nineteen years ended April 30, 2019. During the nineteen fiscal years ended April 30, 2019, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Representatives of Ernst & Young LLP are expected to be present at the 2019 Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Stockholder ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board of Directors is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Vote Required

The affirmative vote of holders of a majority of the shares of our Common Stock represented in person or by proxy at the 2019 Annual Meeting and entitled to vote on the matter is required to ratify the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending April 30, 2020.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT Stockholders VOTE FOR PROPOSAL No. 2 TO RATIFY THE APPOINTMENT OF Ernst & Young LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR the FISCAL YEAR ENDING APRIL 30, 2020.

Independent Registered Public Accounting Firm Fees

The following summarizes aggregate fees billed to the Company for the fiscal years ended April 30, 2019 and 2018 by Ernst & Young LLP, our independent registered public accounting firm:

	2019	2018
Audit fees (1)	$524,000	$579,000
Audit-related fees (2)	–	–
Tax fees (3)	–	12,000
All other fees (4)	2,000	2,000

Total fees	$526,000	$593,000

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(1)	Audit fees pertain to the audit of our annual consolidated financial statements for the fiscal years ended April 30, 2019 and 2018, including attestation services relating to the report on our internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, and timely reviews of our quarterly consolidated financial statements, consents, comfort letters, and review of documents filed with the SEC, including registration statements on Form S-3 and Form S-8.
(2)	This category consists of fees for assurance and related services reasonably related to the performance of the audit or review of financial statements and that are not reported under the Audit Fees category. We did not incur any fees in this category for the fiscal years ended April 30, 2019 and 2018.
(3)	This category consists of fees for professional services rendered for tax compliance and tax advice. We did not incur any fees in this category for the fiscal year ended April 30, 2019.
(4)	All other fees are attributable to the Company’s subscription to an Ernst & Young LLP online service used for accounting research purposes for the fiscal years ended April 30, 2019 and 2018.

Pre-Approval Policy for Services Provided by our Independent Registered Public Accounting Firm

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm consistent with applicable SEC rules. From and after the effective date of the SEC rule requiring Audit Committee pre-approval of all audit and permissible non-audit services provided by an independent registered public accounting firm, the Audit Committee has pre-approved all audit and permissible non-audit services provided by Ernst & Young LLP.

Ernst & Young LLP did not perform any professional services with respect to information systems design and implementation for the fiscal years ended April 30, 2019 and 2018. The Audit Committee has considered whether the services provided by Ernst & Young LLP are compatible with maintaining that firm’s independence and has determined that the provision of such services is compatible with maintaining the independent registered public accounting firm’s independence.

Report of the Audit Committee of the Board of Directors

The Audit Committee reviews the Company’s financial matters and oversees the financial reporting process on behalf of our Board of Directors. The Audit Committee operates pursuant to a written Audit Committee Charter. In accordance with the Audit Committee Charter, we must meet the independence requirements and other criteria set by the NASDAQ Listing Rules and SEC rules as currently in effect. As part of our oversight of our Company’s financial statements, our Chairman of the Audit Committee reviews and discusses with both management and Ernst & Young LLP all annual and quarterly financial statements prior to their issuance. Our responsibilities include selecting, in consultation with management, an accounting firm to be hired as the Company’s independent registered public accounting firm. We are also responsible for recommending to the Board of Directors that the Company’s financial statements be included in its Annual Report on Form 10-K for the fiscal year ended April 30, 2019 (the “Annual Report”). We have taken the following steps in making our recommendation that the Company’s financial statements be included in the Annual Report:

1.	Reviewed and discussed with both management and Ernst & Young LLP, the Company’s independent registered public accounting firm, for the fiscal year ended April 30, 2019, all annual and quarterly financial statements prior to their issuance.

2.	Discussed with Ernst & Young LLP those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

3.	Discussed with Ernst & Young LLP its independence and received from Ernst & Young LLP the written disclosures required by the applicable requirements of the PCAOB Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence. This discussion and disclosure helped the Audit Committee in evaluating such independence.

4.	Reviewed and discussed with the Company’s management and Ernst & Young LLP, the Company’s audited consolidated balance sheet at April 30, 2019, and consolidated statements of operations and comprehensive loss, cash flows and stockholders’ equity for the fiscal year ended April 30, 2019.

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Based on the reviews and discussions explained above, the Audit Committee recommended to the Board of Directors that the Company’s financial statements be included in the Annual Report.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

The Audit Committee of the Board of Directors

Gregory P. Sargen (Chairman of the Audit Committee)

Joseph Carleone, Ph.D.

Catherine J. Mackey, Ph.D.

Proposal No. 3:
Advisory Non-Binding Vote On The Compensation Of The Named Executive Officers

Stockholders have an opportunity to cast an advisory, non-binding vote on the compensation paid to our Named Executive Officers, as disclosed in this Proxy Statement.  This proposal, commonly known as a “Say-on-Pay” proposal, is currently conducted at each annual stockholders meeting and gives stockholders the opportunity to either approve, reject or abstain from voting with respect to such compensation.

As discussed in the “Compensation Discussion and Analysis” section of this Proxy Statement, the primary objectives of our executive compensation program for fiscal year 2019 were to (i) attract and retain qualified executives with the requisite skills and abilities to enable us to achieve our corporate goals and (ii) align the interests of executives with those of stockholders by rewarding executives for the Company’s achievement of its goals and increased stockholder value.  While we believe that the Compensation Committee is in the best position to determine whether the Company’s executive compensation program is appropriately tailored to meet these objectives, we appreciate and value our stockholders’ views.  Your advisory, non-binding vote will serve as an additional tool for the Compensation Committee in assessing the Company’s executive compensation program.

The Board recommends a vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s 2019 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any Named Executive Officer and will not be binding on or overrule any decisions of the Company, the Board or the Compensation Committee; it will not create or imply any change to the fiduciary duties of, or create or imply any additional fiduciary duties for, the Company, the Board or the Compensation Committee; and it will not restrict or limit the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation.  Consistent with our commitment to high standards of corporate governance, the current Compensation Committee intends to take into account the outcome of the vote when considering future compensation arrangements for our Named Executive Officers.

Vote Required

Since this proposal is advisory and non-binding, there is no required vote that would constitute approval at the 2019 Annual Meeting.  Abstentions and broker non-votes will have no effect on this vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3 TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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Proposal No. 4:
Approval of an Amendment to our 2010 Employee Stock Purchase Plan

Introduction

We are asking our stockholders to approve an amendment to the Company’s 2010 Employee Stock Purchase Plan, as amended, to extend the term of the 2010 Employee Stock Purchase Plan and to change the commencement dates of the offering periods as described below

The Company’s 2010 Employee Stock Purchase Plan, which is referred to herein as the “ESPP”, was originally approved by the Board of Directors in August 2010 and the Company’s stockholders in October 2010. The ESPP has a ten year term and is due to expire on October 21, 2020. On July 23, 2019, subject to stockholder approval, the Board of Directors approved a proposal to amend the ESPP to increase the term of the ESPP by an additional five years, or until October 21, 2025, and to change the offering period commencement dates from May 1 and November 1 of each year, to January 1 and July 1 of each year (as so amended, the “Amended ESPP”).

The purpose of the Amended ESPP is to provide a means by which employees of the Company may be given an opportunity to purchase shares of our Common Stock through payroll deductions on a voluntary basis, to assist us in retaining the services of our employees, in recruiting new employees and to provide incentives for such persons, which align the interest of our participants with those of our stockholders.

The rights to purchase shares of our Common Stock under the Amended ESPP are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”).

Description of the Amended ESPP

A summary of the Amended ESPP is set forth below, and the full text of the proposed amendment to the ESPP is attached hereto as Exhibit A. The following discussion is qualified in its entirety by reference to the amendment attached hereto as Exhibit A and the original text of the Amended ESPP filed as Exhibit B to the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the SEC on August 27, 2010. Capitalized terms used below shall have the meanings ascribed to them in the Amended ESPP.

Administration

The Amended ESPP will be administered by the Board of Directors or a committee of the Board of Directors. The Board of Directors or such committee has the authority to interpret the Amended ESPP, construe terms, adopt rules and regulations, prescribe forms, and make all determinations under the Amended ESPP. If a participant is a member of the committee administering the Amended ESPP, that person may not decide any matter relating to his or her participation in the Amended ESPP.

Shares Available and Limitations on Share Issuances

The total number of shares of Common Stock currently authorized for issuance under the Amended ESPP is 2,142,857 shares. At August 20, 2019, we had 1,196,261 shares of Common Stock that remained available for issuance under the Amended ESPP.

The shares reserved under the Amended ESPP are subject to appropriate adjustment in the case of any extraordinary dividend or other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affecting our common stock. Shares purchased from the Company will be either authorized but unissued shares, treasury shares or shares purchased on the open market. If any right to purchase shares of Common Stock terminates for any reason, without having been exercised, then the shares of Common Stock not purchased under such right will again become available for issuance under the Amended ESPP.

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Unless otherwise determined by the Board of Directors or the committee of the Board of Directors administering the Amended ESPP, during any single Offering Period, a participant may not purchase more than the largest number of whole shares of Common Stock determined by dividing (1) the product of $2,083 times the number of full months in the Offering Period by (2) the fair market value of one share of Common Stock on the first day of the Offering Period.

Eligibility

Generally, the employees of the Company and its subsidiaries who are customarily employed by the Company or its subsidiaries for more than 20 hours per week and for more than five months in a calendar year, who have been employed for at least three months prior to enrolling in the Amended ESPP and who are employed on the first day of the applicable Offering Period are eligible to participate in the Amended ESPP; except that no employee will be granted an option under the Amended ESPP if such employee would, immediately after the grant, own 5% or more of the total combined voting power or value of all outstanding shares of all classes of securities of the Company or any subsidiary. In addition, no participant shall be granted options to purchase shares having a fair market value greater than $25,000 in any calendar year. As of July 31, 2019, 214 employees were eligible to participate in the Amended ESPP, including our three Named Executive Officers.

Offering Periods and Enrollment

The Amended ESPP provides for two six-month Offering Periods per year during which payroll deductions will be made and held for the purchase of shares under the Amended ESPP. The first Offering Period begins on the first trading day on or after each January 1; the second Offering Period begins on the first trading day on or after each July 1.

An eligible employee may become a participant in the Amended ESPP by completing and delivering an enrollment agreement to the Company (or its designee), or by following an electronic or other enrollment process determined by the Board of Directors (or a committee of the Board of Directors) prior to the beginning of the Offering Period to which it relates. The enrollment agreement will authorize the payroll deductions, which must be an amount not less than 2% nor more than 15% (or such higher or lower rates as the Board of Directors may later specify) of such employee’s “eligible compensation”, although an employee’s contributions may be reduced to the extent necessary to ensure that he or she will not purchase shares having a fair market value greater than $25,000 in any calendar year. The contribution rate elected by a participant will continue in effect until modified by the participant. All employee contributions will be made by means of direct payroll deduction.

After initial enrollment in the Amended ESPP, the employee will be automatically re-enrolled in the Amended ESPP for subsequent Offering Periods unless he or she files a notice of withdrawal, terminates employment, or otherwise become ineligible to participate.

For the purposes of the Amended ESPP, the term “eligible compensation” includes base salary, overtime pay, and any retroactive base pay adjustments to his or her annual base salary. Eligible compensation does not include any other compensation including but not limited to, fringe benefits (including car allowances and relocation payments), employee discounts, stock-based compensation, bonuses, commissions (unless such commissions are an integral, recurring part of compensation), income from stock option exercises, expense reimbursements or allowances, long-term disability payments, workmen’s compensation payments, welfare benefits, and any contributions that the Company or a designated subsidiary makes to any benefit plan (including any 401(k) plan, or any other welfare or retirement plan).

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Purchase Price

The purchase price per share at which shares of our Common Stock are sold in an Offering Period will be equal to the lesser of 85% of the fair market value of our Common Stock (i) on the first trading day of the Offering Period or (ii) on the last trading day of the Offering Period. As of August 20, 2019, the closing price of our Common Stock was $6.61 per share.

Purchase of Stock

The contributions of each participant will be credited to an account maintained on behalf of such participant. On the last trading date of each Offering Period, each option is exercised automatically and each participant’s accumulated payroll deductions will be applied to the purchase of whole shares of Common Stock, up to the maximum number of shares permitted under the Amended ESPP in a given Offering Period. Any amounts remaining credited to a participant’s account on the last trading day of the Offering Period shall be refunded as soon as practicable thereafter, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee’s payroll deduction account for the subsequent offering, unless the employee elects not to participate in the subsequent offering, in which case, the balance in the employee’s account shall be refunded.

Participants will have the exclusive right to vote or direct the voting of shares once the shares are purchased and transferred into the participant’s name on the Company’s books and records. Participants’ rights under the Amended ESPP are nontransferable except pursuant to the laws of descent and distribution.

Withdrawal from the Amended ESPP

If a participant wishes to cease participation in the Amended ESPP, the participant must deliver a withdrawal notice to the Company (or its designee) in such form prescribed by the Company at any time prior to the date specified by the Committee, or if no such date is specified, at least five business days prior to the last trading day of such Offering Period. Enrollment will also terminate upon termination of a participant’s employment by the Company and its subsidiaries. Upon termination of enrollment, cash amounts resulting from previous payroll contributions will be repaid to the participant.

Amended ESPP Costs

The Company will pay costs and expenses incurred in the administration of the Amended ESPP and maintenance of accounts, and will pay brokerage fees and commissions for purchases. The Company will not pay brokerage fees and expenses relating to sales by participants, and participants may be charged reasonable fees for withdrawals of share certificates and other specified services.

Corporate Transactions

If the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated, a merger or consolidation with a wholly-owned Subsidiary, or any other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings, regardless of whether the Company is the surviving corporation) or if the Company is liquidated, then all outstanding options under the Amended ESPP shall automatically be exercised immediately prior to the consummation of such sale, merger, reorganization or liquidation (deemed the end of the Offering Period in such case) at the purchase price described above.

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Amendment and Termination; Expiration

The Board of Directors may amend, alter, suspend, discontinue, or terminate the Amended ESPP without further stockholder approval, except stockholder approval must be obtained within one year after the such action if stockholder approval is required by law or regulation or under the rules of any automated quotation system or securities exchange (such as the NASDAQ) on which our Common Stock is then quoted or listed, or if such stockholder approval is necessary in order for the Amended ESPP to continue to meet the requirements of Section 423 of the Code. Unless sooner terminated by the Board of Directors, the Amended ESPP will expire on, and no Option may be granted pursuant to the Amended ESPP after, the fifteenth anniversary of the Effective Date. Any Options that are outstanding on the fifteenth anniversary of the Effective Date shall remain in force according to the terms of the Amended ESPP and the Option Agreement.

Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the Amended ESPP and with respect to the sale of shares of our Common Stock acquired under the Amended ESPP. This summary is based on the tax laws in effect as of the date of this proxy statement. Rights to purchase shares under the Amended ESPP are intended to constitute “options” issued pursuant to an “employee stock purchase plan” within the meaning of Section 423 of the Code. Changes to these laws could alter the tax consequences described below.

(1)       No taxable income results to the participants upon the grant of a right to purchase or upon the purchase of shares for his or her account under the Amended ESPP (although the amount of a participant’s payroll contributions under the Amended ESPP will be taxable as ordinary income to the participant).

(2)       If the participant disposes of shares less than two years after the first day of an Offering Period with respect to which he or she purchased the shares, the participant will realize ordinary income in an amount equal to the fair market value of the shares on the date of purchase minus the amount of the participant’s payroll deductions used to purchase the shares.

(3)       If the participant holds the shares for at least two years after the first day of an Offering Period with respect to which he or she purchased the shares, at the time the participant disposes of the shares he or she will realize ordinary income in an amount equal to the lesser of (i) the purchase price discount as of the first day of the Offering Period (i.e., 15% of the fair market value of the shares on the first day of the Offering Period) with respect to the purchased shares, and (ii) the fair market value of the shares on the date of disposition minus the amount of the participant’s payroll deductions used to purchase the shares.

(4)       In addition, the participant will realize a long-term or short-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized upon any sale of the stock and the participant’s basis in the stock (i.e., the purchase price plus the amount, if any, taxed to the participant as ordinary income, as described in (2) and (3) above).

(5)       If the statutory holding period described in (2) and (3) above is satisfied, the Company will not receive any deduction for federal income tax purposes with respect to any discount in the sale price of stock applicable to such participant. If such statutory holding period is not satisfied, the Company generally should be entitled to a tax deduction in an amount equal to the amount taxed to the participant as ordinary income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

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The foregoing provides only a general description of the application of federal income tax laws to the Amended ESPP. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws. Because of the complexities of the tax laws, participants are encouraged to consult a tax advisor as to their individual circumstances.

Plan Benefits

Participation in the Amended ESPP is voluntary and each eligible employee will make his or her own decision whether and to what extent to participate in the plan. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the Amended ESPP.

The following table sets forth, for each of the individuals and the various groups indicated, the total number of shares of our Common Stock that have been purchased under the Amended ESPP since its approval by our stockholders on October 21, 2010 through April 30, 2019 (the last purchase date under the Amended ESPP):

Name and Position	Number of Shares
Richard B. Hancock, Interim President and Chief Executive Officer	–
Daniel R. Hart, Chief Financial Officer	2,289
Mark R. Ziebell, Vice President, General Counsel and Corporate Secretary	–
All current named executive officers as a group	2,289
All employees, including all current officers who are not named executive officers, as a group	944,307

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 2010 EMPLOYEE STOCK PURCHASE PLAN.

Security Ownership Of Certain Beneficial Owners, Directors And Management

Share Ownership

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of August 2, 2019, by: (i) each stockholder known to us to beneficially own more than 5% of our Common Stock; (ii) each stockholder known to us to beneficially own more than 5% of our Series E Preferred Stock; (iii) each current director and director nominee; (iv) our Named Executive Officers as of April 30, 2019 (including any individual who served as a principal executive officer or principal financial officer at any time during the fiscal year ended April 30, 2019); and (v) all current directors and executive officers of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to shares of our Common Stock. Under these rules, (i) shares of Common Stock subject to any option, warrant or right that are exercisable or convertible within 60 days of August 2, 2019, and shares of Common Stock that could be acquired through the conversion of our outstanding Series E Preferred Stock, and (ii) shares of our Series E Preferred Stock are each deemed beneficially owned and outstanding for computing the percentage ownership of the individual or entity holding such securities, but are not considered outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, each person named below holds sole investment and voting power, other than the powers that may be shared with the person’s spouse under applicable law.

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	Beneficial Ownership of Common Stock			Beneficial Ownership of Series E Preferred Stock
Name and Address of Beneficial Owner	Number of Shares		Percent (a)	Number of Shares	Percent (a)
5% or Greater Stockholders:
IsZo Capital Management LP (b) 415 Madison Avenue, 15th Floor New York, NY 10017	4,778,123		8.50%
Tappan Street Partners, LLC (c) 20 West Kinzie Street, 17th Floor Chicago, IL 60654	4,767,100		8.48%
Eastern Capital Limited (d) 10 Market Street, #773 Grand Cayman, KY1-9006 Cayman Islands	4,300,993		7.58%	440,000	26.70%
BlackRock, Inc. (e) 55 East 52nd Street New York, NY 10055	3,790,286		6.74%
Named Executive Officers and Current Directors (f):
Roger J. Lias, Ph.D.	52,290	(g)(h)	*
Daniel R. Hart	29,039	(g)	*
Stephen Hedberg	75,009	(g)	*
Paul J. Lytle	–	(i)	*
Mark R. Ziebell	140,359	(g)(j)	*	900	*
Mark R. Bamforth	147,916	(g)	*
Joseph Carleone, Ph.D.	90,277	(g)	*
Richard B. Hancock	45,832	(g)	*
Catherine J. Mackey, Ph.D.	1,783	(g)	*
Gregory P. Sargen	45,832	(g)	*
Patrick D. Walsh	47,916	(g)	*
All directors and executive officers as a group (11 persons)	676,253		*	900	*

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______________

*	Represents less than 1% of the outstanding shares of our Common Stock.
(a)	Applicable percentage ownership of Common Stock computed on the basis of 56,237,674 shares of Common Stock outstanding at August 2, 2019, plus (i) shares of our Common Stock that could be acquired through the exercise of stock options that will become exercisable within 60 days of August 2, 2019 and (ii) shares of our Common Stock that could be acquired upon conversion of shares of our Series E Preferred Stock. As of August 2, 2019, 1,647,760 shares of our Series E Preferred Stock were outstanding.
(b)	The information set forth herein is based solely on a Form 13F-HR filed with the SEC on August 14, 2019 by IsZo Capital Management LP.
(c)	The information set forth herein is based solely on a Schedule 13G/A filed jointly with the SEC on February 14, 2019 by Tappan Street Partners LLC, Tappan Street Partners Fund L.P., Tappan Street Partners Ideas Fund L.P. and Prasad Phatak. According to the Schedule 13G/A, (i) Tappan Street Partners Fund L.P. (the “Fund”) beneficially owns 652,100 shares of Common Stock and has shared voting and dispositive power over these shares; (ii) Tappan Street Partners Ideas Fund L.P. (the “Ideas Fund”) beneficially owns 4,115,000 shares of Common Stock and has shared voting and dispositive power over these shares; (iii) Tappan Street Partners LLC, as the investment manager of the Fund and the Ideas Fund (collectively referred to as the “Funds”), may be deemed to beneficially own the 4,767,100 shares of Common Stock beneficially owned in the aggregate by the Funds and has shared voting and dispositive power over these shares; (iv) Mr. Phatak, as the managing member of Tappan Street Partners LLC, possesses the power to vote and dispose or direct the disposition of the 4,767,100 shares beneficially owned by Tappan Street Partners LLC as investment manager to the Funds, however, Mr. Phatak disclaims beneficial ownership of any of the shares held by the Funds; and (v) Mr. Phatak beneficially owns 87,000 shares of Common Stock and has sole voting and dispositive power over these shares.
(d)	The information set forth herein is based solely on a Schedule 13G/A filed jointly with the SEC on November 2, 2015 by Eastern Capital Limited, Portfolio Services Ltd. and Kenneth B. Dart. According to the Schedule 13G/A, each reporting person has shared voting and dispositive power over all of these shares (including 523,810 shares of Common Stock that may be acquired upon the conversion of 440,000 shares of our Series E Preferred Stock).
(e)	The information set forth herein is based solely on a Form 13F-HR filed with the SEC on August 13, 2019 by BlackRock, Inc.
(f)	The address of all of our executive officers and directors is c/o Avid Bioservices, Inc., 2642 Michelle Drive, Suite 200, Tustin, California, 92780.
(g)	Includes shares that such individuals have the right to acquire as of August 2, 2019, or within 60 days thereafter, pursuant to outstanding stock options as follows: Dr. Lias—50,001 shares; Mr. Hart—26,750 shares; Mr. Hedberg—59,949 shares; Mr. Ziebell—139,287 shares; Mr. Bamforth—47,916 shares; Dr. Carleone—45,832 shares; Mr. Hancock—45,832 shares; Dr. Mackey—1,783 shares; Mr. Sargen—45,832 shares; and Mr. Walsh—47,916 shares. Such shares are deemed to be outstanding in calculating the percentage ownership of such individual (and the group), but are not deemed to be outstanding as to any other person.
(h)	Dr. Lias resigned as our President and Chief Executive Officer effective May 7, 2019.
(i)	Mr. Lytle resigned as our Chief Financial Officer effective May 17, 2018.
(j)	Includes 1,072 shares of Common Stock that could be acquired upon conversion of the 900 shares of our Series E Preferred Stock held by Mr. Ziebell.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC and with NASDAQ. Reporting Persons are required by SEC regulations to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely on our review of the copies of such reports we received, and written representations from certain Reporting Persons that no other reports were required for those persons, to the best of our knowledge, we believe that during the year ended April 30, 2019, each of the Reporting Persons met all applicable Section 16(a) filing requirements and filed all required filings on a timely basis.

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COMPENSATION DISCUSSION AND ANALYSIS

The following is a discussion and analysis of our executive compensation program and compensation decisions made for the fiscal year ended April 30, 2019.  This discussion relates to the executive officers named in the Summary Compensation Table included within the Compensation Discussion and Analysis section of the Proxy Statement.  We refer to these officers as the “Named Executive Officers.”

Executive Summary

The Compensation Committee is responsible for establishing, implementing and overseeing our overall compensation strategy and policies, including our executive compensation program, in a manner that supports our business objectives. The Compensation Committee believes that attracting, motivating, retaining, and rewarding superior executive talent is a key to delivering attractive stockholder returns, and that an appropriately structured executive compensation program is critical to that end. For our fiscal year ended April 30, 2019 (“fiscal year 2019”), the Compensation Committee adopted an executive compensation philosophy designed to tie executive compensation to the successful execution of our overall corporate goals and adherence to our core values that best serve the interests of our stockholders. The Compensation Committee’s complete roles and responsibilities are set forth in a written charter of the Compensation Committee adopted by our Board of Directors, which can be found at our website, http://ir.avidbio.com/corporate-governance.

Our Named Executive Officers for fiscal year 2019 were the following individuals:

•	Roger J. Lias, Ph.D., President and Chief Executive Officer(1)
•	Daniel R. Hart, Chief Financial Officer
•	Paul J. Lytle, Former Chief Financial Officer(2)
•	Mark R. Ziebell, Vice President, General Counsel and Corporate Secretary
•	Stephen Hedberg, Former Principal Financial Officer, Former Principal Accounting Officer and Senior Director of Finance and SEC Reporting(3)

______________

(1)	Dr. Lias resigned effective May 7, 2019.
(2)	Mr. Lytle resigned as Chief Financial Officer effective May 17, 2018.
(3)	Mr. Hedberg was appointed Principal Financial Officer and Principal Accounting Officer effective on July 11, 2018, and resigned from such positions on September 6, 2018.

Compensation Philosophy and Objectives

Fiscal year 2019 represented our first full fiscal year operating as a dedicated CDMO following our announcement during the second half of fiscal year 2018 that we were discontinuing our research and development operations. In connection with this transition of our business, for fiscal year 2019, the Compensation Committee adopted an executive compensation program guided by the following philosophies:

•	Competitive compensation. Provide a competitive compensation package that enables us to attract, motivate, retain, and reward superior executive talent.

•	Linking compensation to performance. Foster a pay-for-performance philosophy by tying a significant portion of pay to financial performance as well as other goals that support the creation of sustainable long-term stockholder value.

•	Alignment with stockholder interests. Align our executives’ interests with our stockholders through equity compensation.

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In furtherance of the foregoing philosophies, the Compensation Committee has determined the elements of our executive compensation program, and their objectives, for fiscal year 2019 as follows:

Element	Objective(s)
Base Salary	•	Provides a fixed level of compensation that is competitive with the external market and reflects each executive’s contributions, experience, responsibilities and potential to contribute to our future success
Annual Bonus Plan (Management Cash Incentive Program)	• •

Aligns short-term compensation with our annual corporate goals, balanced with individual accountability

Motivates and rewards the achievement of annual corporate goals that support long-term value creation

Long-term Incentives	• • •

Aligns executives’ interests with the long-term interests of our stockholders by linking awards to increases in our stock price

Motivates and rewards the achievement of stock price growth and pre-established financial goals

Promotes executive retention and stock ownership, and focuses executives on enhancing stockholder value

Benefits	• • •

Promotes health and wellness

Provides financial protection in the event of disability or death

Provides tax-beneficial ways for executives to save towards their retirement, and encourages savings through competitive matches to executives’ retirement savings

The Compensation Committee believes that combining short-term compensation components (such as base salaries and annual cash incentive bonuses) and long-term compensation components (such as equity incentive awards) provides an overall compensation structure that is designed to both attract and retain key executives and provide incentive for the achievement of short and long-term corporate goals, as well as align executives’ interests with those of our stockholders.

Compensation Process

Role of the Compensation Committee in Setting Executive Compensation

The Compensation Committee has principal responsibility for reviewing our executive compensation structure, evaluating the performance of our executive officers relative to our corporate objectives, and considering and approving executive compensation.

The fundamental responsibilities of our Compensation Committee are to:

•	review annually and approve our compensation strategy to ensure that employees, including Named Executive Officers, are rewarded appropriately for their contributions to our growth and profitability;
•	review annually and approve corporate goals and objectives relevant to executive compensation and evaluate performance in light of those goals;
•	review annually and approve or make recommendations to the Board of Directors with respect to executive officer compensation, plans, policies, and programs; and
•	administer our equity compensation plans for executive officers and employees.

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In determining each executive officer’s compensation, our Compensation Committee reviews our corporate financial performance and financial condition and assesses the performance of the individual executive officers. Individual executive officer performance is evaluated by our Chief Executive Officer, in the case of other executive officers, and by the independent members of the Board under the supervision of the Corporate Governance Committee, in the case of our Chief Executive Officer. While our Chief Executive Officer provides input on his compensation, he does not participate in Compensation Committee or Board deliberations regarding his own compensation. Our Chief Executive Officer meets with the Compensation Committee to discuss executive compensation matters and to make recommendations to the Compensation Committee with respect to other executive officers. The Compensation Committee may modify individual compensation components for executive officers and is not bound to accept the Chief Executive Officer’s recommendations. The Compensation Committee (or, in some cases, the independent members of the Board) makes all final compensation decisions for our executive officers. In addition, it is the Compensation Committee’s practice to consult with the independent members of the Board of Directors prior to making material changes to our compensation policies.

Although the Compensation Committee generally makes many compensation decisions in the first quarter of the fiscal year, the compensation evaluation process is ongoing. Compensation discussions and decisions are designed to promote our fundamental business objectives and strategy. Evaluation of management performance and rewards is performed annually or more often as needed.

Independent Compensation Consultant

Our Compensation Committee is authorized to engage the services of outside consultants. In connection with our transition to a dedicated CDMO, in April 2018, the Compensation Committee engaged Radford, a business unit of Aon plc, as its independent compensation consultant to assist the Compensation Committee in the selection of a new peer group more reflective of the Company’s CDMO business, to review our executive compensation program, to assess the competitiveness of such program relative to our peer group, and advise our Compensation Committee on matters related to executive compensation. During fiscal year 2019, Radford assisted the Compensation Committee by providing the following services:

•	assisting the Compensation Committee in selecting an appropriate peer group of companies more reflective of the Company’s CDMO business for purposes of benchmarking our levels of compensation;
•	gathering and analyzing compensation data of our peer group of companies from SEC filings and other relevant data from available compensation surveys; and
•	presenting its analysis to the Compensation Committee and assisting in assessing the competitiveness of our executive officer compensation program as benchmarked against our peer group.

Radford served at the discretion of and reported to the Compensation Committee. The Compensation Committee assessed the independence of Radford taking into account, among other things, the independence standards and factors set forth in Exchange Act Rule 10C-1 and the applicable Nasdaq Listing Standards, and concluded that there were no conflicts of interest with respect to the work that Radford performed for the Compensation Committee in fiscal year 2019.

Factors for Determining Compensation

Performance. One of the primary objectives of our compensation program is to motivate our Named Executive Officers to achieve our short and long-term strategic goals. These goals for fiscal year 2019 were tied to growing revenue, diversifying our client base, managing costs and improving operational efficiencies. In addition to linking compensation to the attainment of pre-approved corporate goals, individual performance is assessed on the basis of more subjective, non-formulaic, criteria, such as:

•	involvement in, and responsibility for, the development and implementation of our strategic plans and the attainment of our strategic and operating objectives;
•	participation in the achievement of our corporate goals; and
•	contribution to the management team and application of managerial leadership skill.

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“Say-on-Pay” Consideration. We provide our stockholders with the opportunity to cast an advisory vote on executive compensation (a “say-on-pay advisory proposal”) every year. At our 2018 Annual Meeting, approximately 96% of the shares voted at the meeting approved, on an advisory basis, the compensation of our Named Executive Officers. While the Compensation Committee is extremely pleased with this vote, which is up from 80% at the 2017 Annual Meeting, the Compensation Committee will continue to review our executive compensation program for the fiscal year ending April 30, 2020.

Market Benchmarks and Competitive Analysis. Since our peer group for fiscal year 2018 was comprised entirely of pharmaceutical and biopharmaceutical companies, at the direction of the Compensation Committee Radford proposed, and the Compensation Committee approved, an entirely new peer group for purposes of benchmarking executive compensation for fiscal year 2019 comprised of the following fifteen companies:

ANI Pharmaceuticals, Inc.	Orgenesis Inc.
ChromaDex Corporation	Pacific Biosciences of California, Inc.
Codexis, Inc.	ProPhase Labs, Inc.
Enzo Biochem, Inc.	Quanterix Corporation
Fluidigm Corporation	Recro Pharma, Inc.
Harvard Bioscience, Inc.	Teligent, Inc.
Ibio, Inc.	Vical Incorporated
Landec Corporation

In proposing the above peer group, Radford emphasized CDMOs, contract manufacturing organizations (“CMOs”) and contract research organizations (“CROs”), and also included other biotechnology companies that develop and provide specialty tools and services that enable CDMO, CMO, and CRO companies to operate. In addition, at the time of selection these companies had revenues ranging from 0.5x to approximately 2.5x our projected fiscal year 2019 revenues, a market capitalization of between 0.3x to 3x our then market capitalization, and fewer than 500 employees. Our Compensation Committee believes that its approved peer group for fiscal year 2019 provided useful information to help us establish competitive compensation practices and levels of compensation that allow us to attract, retain and motivate a talented executive team and, at the same time, align the interests of our executives with those of our stockholders.

Our Compensation Committee's general philosophy is to target each executive’s total direct compensation (base salary, target bonus and annual long-term incentive value of equity awards) to the 50th percentile of executive compensation of our peer group. Executive compensation may be above or below the 50th percentile based on an executive’s experience, scope of position, individual performance and Company constraints. Based on the analysis of our peer group prepared by Radford, the fiscal year 2019 total direct compensation, as well as the total cash compensation (base salary plus target bonus), for each of our Named Executive Officers relative to our peer group fell at or below the 25th percentile of our peer group. Due to our limited operating history as a dedicated CDMO and our financial condition, our Compensation Committee has determined to take a phased approach over a several-year period in moving executive compensation towards the 50th percentile of our peer group.

Components of Our Fiscal Year 2019 Executive Compensation Program

Our Compensation Committee structured our executive compensation program to ensure that executive officers are compensated in a manner consistent with stockholder interests, competitive pay practices and applicable regulatory requirements.

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Our Compensation Committee did not have any formal or informal policy or target for allocating compensation between long-term and short-term compensation or between cash and non-cash compensation. Instead, the Compensation Committee, after reviewing information provided by Radford, determined subjectively what it believes to be the appropriate level and mix of the various compensation components that it believed appropriate to achieve the compensation and corporate objectives described in this discussion.

Base Salary. Base salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our Named Executive Officers, and to provide a fixed amount of compensation for performing daily responsibilities, and also provide stability and security. When reviewing base salaries for fiscal year 2019, the Compensation Committee considered the analysis prepared by Radford regarding the base salaries of executive officers in comparable positions at our peer group companies to ensure that base salaries are within the competitive range of our peer group. The Compensation Committee also considered the individual experience level and actual performance of each executive officer in light of our needs and objectives.

Base salaries are reviewed at least annually by the Compensation Committee, and may be adjusted to realign salaries with market levels after taking into account individual responsibilities, performance and experience, subject to minimum salary requirements set forth in applicable employment agreements. Base salaries may be increased for merit reasons, based on the executive’s success in meeting or exceeding individual performance objectives, as well as our combined success in meeting corporate goals. An executive’s base salary is also evaluated by reviewing the executive’s other compensation components to ensure that the executive’s total direct compensation is in line with our overall compensation philosophy as discussed above.

The following annual base salary amounts of our Named Executive Officers for fiscal year 2019 were determined based on the “Factors for Determining Compensation”, as noted above:

Named Executive Officer	Annual Base Salary ($)
Roger J. Lias(1)	484,000
Daniel R. Hart(2)	385,000
Paul J. Lytle(3)	405,600
Mark R. Ziebell(4)	361,920
Stephen Hedberg(5)	244,127

______________

(1)	This represents Dr. Lias’ annual base salary following a ten percent (10%) increase approved by the Compensation Committee in October 2018. Dr. Lias resigned as President and Chief Executive Officer effective May 7, 2019.
(2)	Mr. Hart joined the Company on August 1, 2018. This represents Mr. Hart’s annual base salary at the time he was hired. The Compensation Committee has approved a three percent (3%) increase to Mr. Hart’s base salary for fiscal year 2020.
(3)	Represents Mr. Lytle’s annual base salary at the time of his resignation on May 17, 2018.
(4)	Mr. Ziebell’s annual base salary was unchanged from his annual base salary for fiscal year 2018. The Compensation Committee approved a three percent (3%) increase to Mr. Ziebell’s base salary for fiscal year 2020.
(5)	Mr. Hedberg was appointed Principal Financial Officer and Principal Accounting Officer on July 11, 2018, and resigned from such positions on September 6, 2018. This represents Mr. Hedberg’s base salary in his capacity as Senior Director of Finance and SEC Reporting. No additional base salary was paid to Mr. Hedberg in connection with the appointments.

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Management Cash Incentive Plan. For fiscal year 2019 the Compensation Committee established a management cash incentive plan (the “Management Incentive Plan”) for all of our employees who are supervisors and above, including our Named Executive Officers. Under the Management Incentive Plan, participating employees are eligible to earn an incentive cash bonus based on their target bonus percentage, which is a percentage of their annual base salary, and our attainment of certain corporate goals approved by the Compensation Committee at the beginning of the fiscal year.

Target bonus percentages are benchmarked against our peer group and generally correlate to the level of responsibility of the Named Executive Officer, with higher target bonus percentages generally reserved for executives having more responsibility. For fiscal year 2019, the target bonus percentages as approved by our Compensation Committee are set forth in the following table:

Named Executive Officer	Target Bonus Percentage
Roger J. Lias	60%
Daniel R. Hart	45%
Paul J. Lytle(1)	40%
Mark R. Ziebell	35%
Stephen Hedberg(2)	22.5%

______________

(1)	Mr. Lytle resigned effective May 17, 2018 and was not eligible to receive a bonus for fiscal year 2019.
(2)	Represents Mr. Hedberg’s target bonus percentage in his capacity as Senior Director of Finance and SEC Reporting.

Under the Management Incentive Plan, the Compensation Committee approved three corporate goals and corresponding performance targets for each goal. The following table reflects the minimum (90% of the target), target and maximum (115% of target) levels for the Company-based performance metrics used in calculating fiscal year 2019 cash bonus awards for all eligible employees, including our Named Executive Officers:

($ in millions) Performance Metric	Minimum	Target	Maximum	Weight
Revenue	$49.4	$54.9	$63.1	40%
Adjusted EBITDA	$1.9	$2.1	$2.4	40%
Backlog	$54.0	$60.0	$69.0	20%

The amount of each Named Executive Officer’s annual cash incentive compensation is based on a percentage of the Named Executive Officer’s base salary, prorated for the weight accorded to each metric. For performance below the minimum threshold, no incentive award is paid. For each Named Executive Officer up to 90% of the target bonus would generally be payable as an annual cash incentive award if minimum threshold performance is achieved, up to 100% of base salary would generally be payable if performance met the target threshold, and up to 130% of base salary would generally be payable if performance met or exceeded the maximum threshold. For actual performance levels between the “Minimum” and “Target”, the potential award percentage for each metric is interpolated on a straight line basis, and for performance levels between “Target” and “Maximum”, the potential award percentage for each metric is interpolated applying a 2x multiplier. For example, achieving 105% of a performance metric would result in a 110% payout for such performance metric.

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With respect to the performance metrics set forth above: “Revenue” is measured against our audited financial results for fiscal year 2019; “Adjusted EBITDA” is a non-GAAP measure that is defined by the Company as operating profit from continuing operations plus depreciation, amortization and income taxes, determined by reference to our audited financial results, and further adjusted by certain non-cash expenses, such as stock-based compensation, and other one-time adjustments, such as certain severance expense and other adjustments deemed appropriate by the Compensation Committee; and, “Backlog” represents our signed customer orders as of April 30, 2019. The Compensation Committee believes use of these metrics is appropriate as they are important indicators of increasing value and growth and achieving profitability, and are commonly used by investors and analysts when reviewing our performance.

For fiscal year 2019, our performance against above three performance metrics was as follows:

($ in millions) Performance Metric	Target	Actual		Achievement Percentage		Weight	Payout Percentage
Revenue	$54.9		$53.6	97.6%		40%	39.05%
Adjusted EBITDA	$2.1	$	< 0	0%		40%	–
Backlog	$60.0		$70.0	115%	(1)	20%	26.0%

______________

(1)       Because actual performance exceeded the Maximum, the Achievement Percentage has been capped at 115%.

Based on the above analysis for the performance metrics, the total payout percentage under the Management Incentive Plan for fiscal year 2019 was 65.05%, resulting in cash bonus payments to our Named Executive Officers as set forth in the following table:

Named Executive Officer	Bonus Payment
Roger J. Lias(1)	$188,760
Daniel R. Hart(2)	84,300
Paul J. Lytle(3)	–
Mark R. Ziebell	82,407
Stephen Hedberg	35,734

______________

(1)	For fiscal year 2019, 70% of Dr. Lias bonus was based on the Company’s attainment of the above performance metrics and 30% was based on individual objectives, all of which were deemed achieved by the Corporate Governance Committee.
(2)	Per the terms of Mr. Hart’s employment, 50% of his fiscal year 2019 bonus was guaranteed and 50% was based on the Company’s attainment of the above performance metrics. Mr. Hart’s aggregate fiscal year 2019 bonus was prorated based on his August 1, 2018 start date.
(3)	Mr. Lytle resigned effective May 17, 2018 and was not eligible to receive a bonus for fiscal year 2019.

Long-term Equity Incentive Awards. Another component of our executive compensation program is long-term equity incentive awards. Our Compensation Committee believes that equity awards are an effective means of aligning the interests of executive officers and stockholders, rewarding executive officers for the Company’s success over the long term, and providing executive officers an incentive to remain with us. We have historically granted equity awards to new executive officers upon the commencement of their employment and consider additional grants to existing executive officers annually in connection with our routine annual broad-based equity grant to all employees. For fiscal years 2019 and 2018 there were no annual broad-based equity awards to employees, including Named Executive Officers. In November 2018, the Compensation Committee did approve a catch-up broad-based equity award to all employees who had been with the Company for at least twelve (12) months, excluding the then current Named Executive Officers.

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Employment Agreements, Severance and Change-in-Control Benefits. We are party to employment agreements with Mr. Hart and Mr. Ziebell. We also had employment agreements with Dr. Lias and Mr. Lytle, whom resigned on May 7, 2019 and May 17, 2018, respectively. All of the employment agreements provide (or had provided, in the case of Dr. Lias and Mr. Lytle) for severance payments and accelerated vesting benefits triggered by various termination events. For a description of these agreements and our potential payment obligations as of the fiscal year ended April 30, 2019, please see “Overview of Employment Agreements and Potential Payments Upon Termination or Change-in-Control” and the related tabular disclosure below.

When entering into employment agreements which provide for post-termination compensation for our Named Executive Officers, the Compensation Committee considers, among multiple factors, peer company practice, retention needs and consistency of post-termination compensation among our executives. Gains from prior equity awards are not a material consideration in setting the level of such compensation. In particular, we believe such employment agreements benefit us and our stockholders by attracting and retaining executives in a marketplace where such protections are commonly offered by our peer companies. We also believe that severance protection triggered by a change-in-control allows our executives to assess a potential change-in-control objectively, from the perspective of what is best for our stockholders, without regard to the potential impact of the transaction on their own job security. We use a “double trigger” with respect to benefits that are to be provided in connection with a change-in-control. A change-in-control does not itself trigger benefits; rather, benefits are paid only if the employment of the executive is terminated by us other than for cause or by the executive of “good reason,” as defined in the employment agreements We believe a “double trigger” benefit maximizes stockholder value because it prevents a windfall to executives in the event of a change of control in which the executive retains significant responsibility as defined in his or her individual agreement, while still providing our executives appropriate incentives to cooperate in negotiating any change of control that may put their jobs at risk. Further, we believe the severance protection offered under the employment agreements is balanced with the interests of the Company and its stockholders, as the executives are bound by non-disclosure, non-competition, and non-solicitation arrangements and must execute a general release in favor of the Company as a condition to receiving benefits under these agreements. None of the agreements include any tax gross-up payments for “golden parachute” excise taxes. All of the Named Executive Officers are “at will” employees.

These employment agreements are generally subject to automatic one-year extensions annually and, as part of the Compensation Committee’s review of all of our executive compensation practices, are reviewed to ensure that they continue to serve our interests in retaining these key executives, remain consistent with packages offered by our peers, and provide reasonable levels of severance protection and compensation.

Perquisites and Other Benefits. We maintain broad-based benefits that are provided to all employees, including health, dental, and vision insurance, life and disability insurance, a 401(k) plan, and an Employee Stock Purchase Plan.

Under the 401(k) plan, Named Executive Officers are allowed to contribute on the same basis as other employees of the Company as determined by IRS regulations. For fiscal year 2019, the Company voluntarily agreed to match 50% of all employee contributions, including Named Executive Officers, up to the first 6% of a participant’s annual salary for all 401(k) plan contributions, subject in each case to certain IRS limitations. Under the 401(k) plan, each participating employee, including Named Executive Officers, is fully vested in his or her contributions to the 401(k) plan and Company contributions to the 401(k) plan will fully vest after six years of service.

Under the Employee Stock Purchase Plan, Named Executive Officers are allowed to participate on the same basis as other employees of the Company, which allows employees on a voluntarily basis to purchase shares of our Common Stock directly from the Company through accumulated payroll deductions, which the Company believes closely aligns the interests of participants with the interests of stockholders.

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In addition, Named Executive Officers are eligible to participate in the same employee benefit plans as all other employees. The cost of health and dental insurance was 100% covered by the Company for Named Executive Officers during fiscal 2019. In addition, all employees, including Named Executive Officers, receive one (1) times their annual salary in term-life insurance, long-term disability benefits, and vision insurance at no cost to the employee. We also provide all employees, including Named Executive Officers, the option to make pre-tax payroll deductions up to $2,650 per year under a flexible spending account plan that can be utilized for out-of-pocket medical, dental and other allowable expenses. The Company also provides paid-time-off benefits to cover vacation and sick time and annually determined Company holidays.

Compensation Risk

As part of its oversight of our compensation policies, the Compensation Committee consider the incentives created by our executive compensation program and the impact that our compensation policies could have on our overall risk profile. In addition, the Compensation Committee annually reviews our compensation policies and procedures to determine whether they create risks that are reasonably likely to have a material adverse effect on the Company. Based on its latest review, our Compensation Committee concluded that our compensation policies and procedures did not create such risks.

Compensation Clawback Policy

During fiscal year 2018, the Compensation Committee adopted a clawback policy consistent with the requirements of Section 954 of the Dodd-Frank Act, pursuant to which, to the extent permitted by governing law, the Company may seek to recoup certain incentive-based compensation in the event the Company is required to restate its publicly-reported financial statements due to material noncompliance with any financial reporting requirement under the securities laws as a result of misconduct. This policy will be reviewed from time to time to ensure that it is compliant with any SEC requirements.

EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth information regarding our current executive officers as of August 21, 2019:

Executive Officer	Age	Position
Richard B. Hancock	60	Interim President and Chief Executive Officer
Daniel R. Hart	45	Chief Financial Officer
Mark R. Ziebell	55	Vice President, General Counsel and Corporate Secretary

The following biographies describe the business experience of our executive officers.

Richard B. Hancock’s biography is set forth above under “Nominee Biographies.”

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Daniel R. Hart has served as Chief Financial Officer since August 2018 and has over 20 years of financial accounting and operational experience. Mr. Hart is responsible for our accounting and finance, information technology and validation, supply chain and project engineering functions. Prior to joining us, Mr. Hart served as Chief Financial Officer of ENO Holdings, Inc., a family of companies focused on the residential real estate market with offerings spanning brokerage, franchisor, property management, title and escrow services. Prior to that position, Mr. Hart served as Senior Vice President, Chief Financial Officer and Assistant Secretary at SM&A, a private equity management consulting firm that was previously a Nasdaq-listed company. Mr. Hart also previously served as Corporate Controller for Biolase Technology, Inc., a Nasdaq-listed medical device manufacturer, and prior to that, worked at Deloitte & Touche LLP in Costa Mesa, California. He earned a B.S. in accounting from California Polytechnic State University, San Luis Obispo and is a certified public accountant in the State of California (inactive).

Mark R. Ziebell has served as Vice President, General Counsel since June 2012 and Corporate Secretary since July 2012, and has been practicing corporate and securities law for over 24 years. Prior to joining us, Mr. Ziebell was a partner with the Costa Mesa, California office of Snell & Wilmer LLP where he worked from March 2004 to June 2012. Mr. Ziebell has represented public and private companies in a wide range of corporate and securities matters, mergers and acquisitions, strategic alliance matters and corporate governance. His experience involves a variety of industries, including biopharmaceutical and life sciences. Mr. Ziebell was our outside corporate counsel from 1999 to June 2012. He earned his B.S. in accounting in 1986 from the University of San Francisco and his Juris Doctorate in 1994 from the University of San Francisco School of Law. Prior to earning his law degree, Mr. Ziebell was a certified public accountant with BDO Seidman in San Francisco, California.

Compensation Summary

The following table contains information with respect to the compensation for the fiscal years ended April 30, 2019, 2018 and 2017 by each individual who acted as our chief executive officer, our chief financial officer, our principal financial and principal accounting officer, and our other executive officers during the fiscal year ended April 30, 2019. We refer to the executive officers identified in this table as our “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Roger J. Lias, Ph.D.,	2019	463,185	–	–	116,890	188,760	110,842 (6)	879,677
Former President and Chief Executive Officer(5)	2018	245,385 (7)	–	–	403,110	–	55,852 (6)	704,347
Daniel R. Hart,	2019	270,981 (8)	–	–	400,672	84,300	32,436	788,389
Chief Financial Officer
Paul J. Lytle,	2019	37,440 (9)	–	–			220,223 (10)	257,663
Former Chief Financial	2018	405,600	–	–	–	–	57,525	463,125
Officer	2017	405,000	–	–	104,750	140,970	51,948	702,668
Mark R. Ziebell,	2019	361,920	–	–	–	82,407	40,727	485,054
Vice President, General	2018	361,920	–	–	–	–	47,564	409,484
Counsel and Corporate Secretary	2017	361,385	–	–	62,850	112,704	44,074	581,013
Stephen Hedberg,	2019	244,127	54,929 (12)	11,901	16,509	35,734	18,876	382,076
Principal Financial Officer and Principal Accounting Officer(11)

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_____________________

(1)	Salary information is reported as of the last payroll paid prior to or immediately after April 30th of each fiscal year.
(2)	Represents the aggregate grant date fair value of the awards made in each fiscal year as computed in accordance with ASC Topic 718. These amounts do not correspond to the actual value that may be recognized by each Named Executive Officer. The assumptions used in determining the grant date fair values of the stock and option awards are set forth in Note 5 “Benefit Plans” in our Annual Report on Form 10-K for the period ended April 30, 2019, filed with the SEC on June 27, 2019. Additional information regarding outstanding stock and option awards can be found in the “Outstanding Equity Awards at Fiscal Year-End” table of this Proxy Statement.
(3)	Represents performance bonuses earned under the Company’s Management Incentive Plan (fiscal year 2019) and the predecessor Annual Cash Bonus Plan (fiscal years 2018 and 2017). For fiscal year 2017, amounts include performance bonuses for the prior fiscal year that were carried over and made subject to additional performance requirements achieved in fiscal year 2017. No bonuses were paid in fiscal year 2018 under the Annual Cash Bonus Plan. Additional information regarding the Company’s Management Incentive Plan for its Named Executive Officers can be found in the “Compensation Discussion and Analysis” section of this Proxy Statement under “Management Cash Incentive Plan”.
(4)	Except as described in footnotes 6 and 10 below, amounts shown in this column reflect the cost of benefits paid on behalf of the Named Executive Officer for health, dental, and vision benefits in addition to premiums paid for disability and term life insurance (collectively referred to as “Health Benefits”) as well as company contributions to the Avid Bioservices, Inc. 401(k) Plan. Health Benefits paid and/or accrued during the fiscal year ended April 30, 2019 for each Named Executive Officer were as follows: Dr. Lias—$37,290; Mr. Hart—$27,106; Mr. Lytle—$2,940; Mr. Ziebell—$35,890; and Mr. Hedberg—$10,626. Company contributions to the Avid Bioservices, Inc. 401(k) Plan during the fiscal year ended April 30, 2019 for each Named Executive Officer were as follows: Dr. Lias—$8,656; Mr. Hart—$5,331; Mr. Lytle—$815; Mr. Ziebell—$4,838; and Mr. Hedberg—$8,250.
(5)	Dr. Lias resigned as President and Chief Executive Officer effective May 7, 2019.
(6)	Includes aggregate payments of $64,896 and $29,906, for fiscal years 2019 and 2018, respectively, consisting of a monthly housing stipend pending his permanent relocation to Orange County, California and reimbursement of certain relocation expenses pursuant to Dr. Lias’ employment offer letter.
(7)	Represents annual salary compensation beginning September 25, 2017, Dr. Lias’ date of hire.
(8)	Represents annual salary compensation beginning August 1, 2018, Mr. Hart’s date of hire.
(9)	Represents annual salary compensation through May 17, 2018, the effective date of Mr. Lytle’s resignation.
(10)	Includes severance costs of $216,468, in accordance with the terms of Mr. Lytle’s Amended and Restated Employment Agreement, as further described in the “Overview of Employment Agreements and Potential Payments Upon Termination or Change-in-Control” section of this Proxy Statement under “Terminated Employment Agreement with Mr. Lytle.”
(11)	Mr. Hedberg was appointed Principal Financial Officer and Principal Accounting Officer on July 11, 2018, and resigned from such positions on September 6, 2018.
(12)	Represents a retention bonus award equal to 22.5% of Mr. Hedberg’s base salary.

Grants of Plan-Based Awards For the Fiscal Year Ended April 30, 2019

The following table set forth certain summary information with respect to non-equity incentive plans and each plan-based award granted during the fiscal year ended April 30, 2019 to our Named Executive Officers.

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GRANTS OF PLAN-BASED AWARDS FOR THE FISCAL YEAR ENDED APRIL 30, 2019

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock or Option Awards ($)(2)
Roger J. Lias, Ph.D.	–	261,360	290,400	377,520	–	–	–	–
	05/01/18	–	–	–	–	50,000 (3)	3.38	116,890
Daniel R. Hart	–	116,196	129,107	167,839	–	–	–	–
	08/01/18	–	–	–	–	107,000 (4)	5.66	400,672
Paul J. Lytle (5)	–	–	–	–	–	–	–	–
Mark R. Ziebell	–	114,005	126,672	164,674	–	–	–	–
Stephen Hedberg	–	49,436	54,929	71,407	–	–	–	–
	6/15/18	–	–	–	800 (6)	–	3.62	2,896
	12/14/18	–	–	–	1,725 (6)	–	5.22	9,005
	12/14/18	–	–	–	–	4,850 (7)	5.22	16,509

______________

(1)	Non-Equity Incentive Plan amounts reflect threshold, target and maximum award amounts established for fiscal year 2019 under the Company's Management Incentive Plan. The “Target” and “Maximum” amounts reflected for Mr. Hart have been prorated based on his employment start date of August 1, 2018. Additional information regarding the Company’s Management Incentive Plan, including the performance metrics applicable to these awards under our Management Incentive Plan, can be found in the “Compensation Discussion and Analysis” section of this Proxy Statement under “Management Cash Incentive Plan”. The actual amount of bonus earned by each Named Executive Officer under the Management Incentive Plan for fiscal year 2019 is reflected in the “Summary Compensation Table” above under the column heading, “Non-Equity Incentive Plan Compensation.”
(2)	The assumptions used in determining the grant date fair value of stock and option awards are set forth in Note 5 “Benefit Plans” in our Annual Report on Form 10-K for the fiscal year ended April 30, 2019, filed with the SEC on June 27, 2019.
(3)	The option award granted to Dr. Lias was granted under our 2011 Stock Incentive Plan and vests in four (4) equal annual installments with the first installment vesting on September 25, 2018 and the remaining installments vesting annually thereafter on the anniversary of the grant date.
(4)	The option award granted to Mr. Hart vests in four (4) equal annual installments beginning on the first anniversary of the grant date and was granted under our existing stock incentive plans, as follows: 2011 Stock Incentive Plan—71,428 shares; and 2010 Stock Incentive Plan—35,572 shares.
(5)	Mr. Lytle, who resigned as Chief Financial Officer effective May 17, 2018, was not eligible for a bonus under the Company’s Management Incentive Plan pursuant to the terms of his Amended and Restated Employment Agreement.
(6)	The restricted stock unit awards granted to Mr. Hedberg vests in four (4) equal annual installments beginning on the first anniversary of the grant date and were granted under our existing stock incentive plans, as follows: 2011 Stock Incentive Plan—800 shares; and 2018 Omnibus Incentive Plan—1,725 shares. Mr. Hedberg was not a Named Executive Officer at the time this award was granted.
(7)	The option award granted to Mr. Hedberg vests in four (4) equal annual installments beginning on the first anniversary of the grant date and was granted under our 2018 Omnibus Incentive Plan. Mr. Hedberg was not a Named Executive Officer at the time this award was granted.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding unexercised stock options and unvested stock awards held by our Named Executive Officers as of the fiscal year ended April 30, 2019:

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Roger J. Lias (4)	09/25/2017	37,501	112,499		3.19	05/07/2020	–	–
	05/01/2018	12,500	37,500	(5)	3.38	05/07/2020	–	–
Daniel R. Hart	08/01/2018	–	107,000		5.66	08/01/2028	–	–
Paul J. Lytle (6)		–	–		–	–	–	–
Mark R. Ziebell	06/20/2012	32,143	–		3.29	06/20/2022	–	–
	12/27/2012	21,429	–		17.01	12/27/2022	–	–
	05/06/2013	25,000	–		9.87	05/06/2023	–	–
	05/06/2014	25,000	–		12.25	05/06/2024	–	–
	05/11/2015	14,286	–		9.17	05/11/2025	–	–
	06/02/2016	21,429	–		3.50	06/02/2026	–	–
Stephen Hedberg	02/01/2010	4,286	–		20.51	02/01/2020	–	–
	04/15/2010	714	–		28.00	04/15/2020	–	–
	05/02/2011	2,143	–		17.08	05/02/2021	–	–
	02/17/2012	4,107	–		6.65	02/17/2022	–	–
	05/04/2012	6,196	–		3.22	05/04/2022	–	–
	12/27/2012	7,500	–		8.26	12/27/2022	–	–
	05/06/2013	7,295	–		9.87	05/06/2023	–	–
	05/06/2014	10,095	–		12.25	05/06/2024	–	–
	05/11/2015	7,642	–		9.17	05/11/2025	–	–
	06/02/2016	9,971	–		3.50	06/02/2026	–	–
	06/15/2018	–	–		–	–	800	3,832
	12/14/2018	–	4,850		5.22	12/14/2025	–	–
	12/14/2018	–	–		–	–	1,725	8,263

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______________

(1)	Except as described below, all options vest in four (4) equal annual installments beginning on the first anniversary of the grant date, subject to the Named Executive Officer’s continued employment with us through the applicable vesting date.
(2)	Each restricted stock unit award vests in four (4) equal annual installments beginning on the first anniversary of the grant date, subject to the Named Executive Officer’s continued employment with us through the applicable vesting date.
(3)	Market value is calculated based on the closing price of our Common Stock of $4.79 per share on April 30, 2019, times the number of shares subject to the restricted stock unit award.
(4)	Dr. Lias resigned as our President and Chief Executive Officer effective May 7, 2019. Pursuant to the Lias Separation Agreement, as further described below, Dr. Lias was provided a period of twelve months from his resignation date to exercise his vested stock options.
(5)	Option vests in four (4) equal installments with the first installment vesting on September 25, 2018 and the remaining installments vesting annually thereafter on the anniversary of the grant date, subject to the Named Executive Officer’s continued employment with us through the applicable vesting date.
(6)	Mr. Lytle resigned as our Chief Financial Officer effective May 17, 2018.

Option Exercises and Stock Vested

The following table sets forth certain information with respect to the exercise of stock options and vesting of stock awards by our Named Executive Officers during the fiscal year ended April 30, 2019.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Paul J. Lytle	59,821	99,417	–	–

________________

(1)	The realized value on exercise was calculated based on the difference between the market price of our Common Stock on the date of exercise and the exercise price of each option.

Overview of Employment Agreements and Potential Payments Upon Termination or Change-in-Control

Employment Agreements

We are a party to employment agreements with Mr. Hart and Mr. Ziebell, and were previously party to employment agreements with Dr. Lias and Mr. Lytle, who resigned effective May 7, 2019 and May 17, 2018, respectively. Each of employment agreement is subject to automatic one-year extensions annually unless either party gives written notice of such party’s intent not to renew the employment agreement at least ninety (90) days prior to the commencement of the next year’s period.

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Each employment agreement provides that the executive officer must devote his or her full business time to the performance of services to the Company. In addition, each executive officer has agreed to maintain the confidentiality of the Company’s proprietary information, and that all work product discovered or developed by him or her in the course of his or her employment belongs to the Company. Each executive officer has further agreed that he or she will not (i) compete with the Company, directly or indirectly, during the course of such executive’s employment within the United States or any foreign country in which the Company has done business or has actually investigated doing business or where its products are sold or distributed, or (ii) solicit Company employees or customers during the course of employment and for a period of one year following the termination of such executive’s employment.

The Company has the right to terminate each executive’s employment for “cause” if such executive (a) breaches in any material respect or fails to fulfill in any material respect his or her fiduciary duty owed to Company; (b) breaches in any material respect his or her employment agreement or any other confidentiality or non-solicitation, non-competition agreement with the Company; (c) pleads guilty to or is convicted of a felony; (d) is found to have engaged in any reckless, fraudulent, dishonest or grossly negligent misconduct, (e) fails to perform his or her duties to the Company, provided that he or she fails to cure any such failure within thirty (30) days after written notice from Company of such failure, provided further, however, that such right to cure shall not apply to any repetition of the same failure previously cured under the agreement; or (f) violates any material rule, regulation or policy of the Company that may be established and made known to Company’s employees from time to time, including without limitation, the Company’s employee handbook. If an executive is terminated for “cause”, he or she shall have no right to receive any compensation or benefit under his or her employment agreement after such termination other than base salary and paid time-off earned or accrued but unpaid as of the date of termination.

The following discussion describes the amounts that we would pay or provide to our Named Executive Officers or, as applicable, their beneficiaries under these employment agreements as a result of (i) termination without cause or resignation for good reason, (ii) termination following a change-in-control, (iii) death or disability, and (iv) voluntary resignation with extended notice.

Payments Upon Termination Without Cause or Resignation for Good Reason

If we terminate Mr. Hart’s or Mr. Ziebell’s employment without cause or the executive terminates his employment for “good reason”, such executive is entitled to (i) continued base salary and group insurance benefits for a period of twelve (12) months, and (ii) the payment of any prorated target bonus. In addition, each executive shall have a period of time equal to the lesser of two years, for Mr. Ziebell, and twelve months, for Mr. Hart, following the date of such termination or until the original expiration date of the applicable option agreement to exercise any vested and outstanding stock options as of the date of such termination. An executive’s receipt of the foregoing severance benefits shall be conditioned upon such executive’s execution of a general release of known and unknown claims in favor of the Company and its affiliates.

Each employment agreement defines “good reason” as (a) the Company relocates executive’s principal place of work to a location more than fifty (50) miles from the original location, without the executive’s prior written approval; (b) the executive’s position and/or duties are modified so that his or her duties are no longer consistent with the executive’s title; or (c) the executive’s annual base salary and related benefits, as adjusted from time to time, are reduced without his or her written authorization.

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The following table sets forth the potential payments to our Named Executive Officers assuming a termination without cause or resignation for good reason with estimated benefits calculated as if the termination occurred on or about April 30, 2019:

Named Executive Officer	Base Salary ($)(1)	Target Bonus ($)(2)	Group Benefits ($)(3)	Total ($)
Daniel R. Hart	385,000	173,250	37,239	595,489
Mark R. Ziebell	361,920	126,672	37,207	525,799

______________

(1)	Represents payment of base salary for a period of twelve (12) months.
(2)	The payment of a Target Bonus to the Named Executive Officers is at the sole discretion of the Board of Directors. A Target Bonus is equal to a percentage of the Named Executive Officer’s annual base salary as follows Mr. Hart – 45%; and Mr. Ziebell – 35%. The above assumes that the Board of Directors authorized the payment of the full Target Bonus to each executive for the fiscal year.
(3)	Represents estimated payments to reimburse executive’s monthly benefits premiums for continued group health, dental, and vision benefits in addition to premiums for disability and term life insurance during the severance period of twelve (12) months. Amounts were calculated based on current premiums paid for executive’s benefits.

Payments Upon a Termination in Connection with a Change-in-Control

In the event of a change-in-control of Avid, if (i) Mr. Hart’s or Mr. Ziebell’s employment is terminated other than for cause within three (3) months prior or twenty-four (24) months following a change-in-control, or (ii) such executive officer terminates his or her employment for “good reason” within twenty-four (24) months, for Mr. Hart, or twelve (12) months, for Mr. Ziebell, following a change-in-control, the executive shall be paid a lump sum amount equal to (a) twenty-four (24) months base salary then in effect, and (b) one hundred percent (100%) of such executive’s target bonus. Each executive officer will also be paid group insurance benefits for himself and his family for twenty-four (24) months. In addition, each of the executive officers’ outstanding unvested stock options shall immediately become fully vested and each shall have a period of time equal to the lesser of two years following the date of such termination, for Mr. Hart, or two years following the date of the Change-in-Control, for Mr. Ziebell, or until the original expiration date of the applicable option agreement to exercise any vested and outstanding stock options as of the date of such termination. An executive’s receipt of the foregoing severance benefits is conditioned upon such executive’s execution of a general release of known and unknown claims in favor of the Company and its affiliates.

The following table sets forth the potential payments to Mr. Hart and Mr. Ziebell assuming a termination without cause or resignation for good reason in connection with a change-in-control, with estimated benefits calculated assuming the change-in-control and termination of employment occurred on or about April 30, 2019:

Named Executive Officer	Base Salary($)(1)	Target Bonus ($)(2)	Stock Option Acceleration ($)(3)	Group Benefits ($)(4)	Total ($)
Daniel R. Hart	770,000	173,250	–	74,477	1,017,727
Mark R. Ziebell	723,840	126,672	–	74,414	924,926

______________

(1)	Represents payment of base salary for a period of twenty-four (24) months.
(2)	The payment of a Target Bonus to the Named Executive Officer is at the sole discretion of the Board of Directors. A Target Bonus is equal to a percentage of the Named Executive Officer’s annual base salary as follows Mr. Hart – 45%; and Mr. Ziebell – 35%. The above assumes that the Board of Directors authorized the payment of the full Target Bonus to each executive for the fiscal year.
(3)	Amount calculated by multiplying the number of unvested shares subject to accelerated vesting under outstanding stock options by the difference between $4.79 (the closing price per share of our Common Stock on the last trading day of the fiscal year ended April 30, 2019) and the exercise price per share of the underlying stock option in connection with a change-in-control event. These amounts, if any, do not correspond to the actual value that may be recognized by each Named Executive Officer as there can be no assurance that the options will ever be exercised or that the value on exercise will be equal to the amounts shown in this column.
(4)	Represents estimated payments to reimburse executive’s monthly benefits premiums for continued group health, dental, and vision benefits in addition to premiums for disability and term life insurance during the severance period twenty-four (24) months. Amounts were calculated based on current premiums paid for executive’s benefits.

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Payments upon Death or Disability

In the event of the death or disability, as defined in the employment agreements, of a Mr. Hart or Mr. Ziebell, the Company will not pay any further compensation or benefits after such event other than the payment by the Company of group insurance benefits previously provided to such executive officers for a period of twelve (12) months. Amounts were calculated based on current premiums paid for executive’s benefits as follows:

Named Executive Officer	Group Benefits ($)
Daniel R. Hart	37,239
Mark R. Ziebell	37,207

Payments upon Executive’s Voluntary Resignation with Extended Notice Period

In the event that Mr. Ziebell voluntarily resigns, and in connection therewith provides ninety (90) days’ advance written notice (the “Extended Notice Period”) to the Company, and provided the Mr. Ziebell shall have been employed by the Company for a period of at least five (5) years, the Company will pay Mr. Ziebell’s base salary then in effect and shall continue to provide other contractual benefits including group insurance benefits during the Extended Notice Period and for a period of six (6) months following the Extended Notice Period, provided Mr. Ziebell makes himself telephonically available to the Board of Directors and the Company’s executive team for up to two hours per week.

Terminated Employment Agreement with Mr. Lytle

Mr. Lytle resigned as our Chief Financial Officer effective May 17, 2018 by giving us ninety (90) days’ advance written notice pursuant to his Amended and Restated Employment Agreement dated December 27, 2012. Because Mr. Lytle provided the Company with ninety (90) days’ advance written notice, the Company continued to pay Mr. Lytle his base salary then in effect and provided to him other contractual benefits including group insurance benefits for a period of six (6) months following the effective date of his resignation. Mr. Lytle did make himself telephonically available to the Board of Directors and the Company’s executive team for up to two hours per week during the six (6) month period.

Separation Agreement with Roger Lias, Ph.D.

Dr. Lias resigned as our President and Chief Executive Officer effective May 7, 2019. Pursuant to the terms of a Separation Agreement and Release of Claims (the “Separation Agreement”) entered into on June 12, 2019, Dr. Lias is entitled to, among other things, (i) continuation of his base salary less any applicable payroll taxes and withholdings on the Company’s regular paydays for a period of twelve months from May 7, 2019; (ii) Company provided and paid for COBRA continuation coverage for Dr. Lias and his family for a period of twelve months until May 7, 2020 or until Dr. Lias is eligible for coverage with another employer, whichever is earlier; (iii) reimbursement of up to $50,000 in relocation expenses; and (iv) a relocation bonus of $50,000. The Separation Agreement also provides that Dr. Lias will have a period of twelve (12) months following May 7, 2019 to exercise vested stock options to purchase the Company’s shares of Common Stock held as of that date.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended April 30, 2019, the following non-employee directors served on the Compensation Committee of the Board of Directors: Dr. Joseph Carleone, Mr. Richard B. Hancock, and Mr. Gregory P. Sargen. There are not currently, and during the fiscal year ended April 30, 2019, there were not, any interlocks of executive officers or directors of the Company serving on the compensation committee or equivalent committee of another entity, which has any director or executive officer serving on the Compensation Committee, other committees or the Board of Directors.

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Certain Relationships and Related Transactions

Except for the compensation arrangements between us and our executive officers and directors described above under “Compensation Discussion and Analysis,” since May 1, 2018, we have not been a party to any transactions involving more than $120,000 and in which any director, nominee for director, executive officer, holder of more than 5% of our common stock or any immediate family member of the foregoing has a direct or indirect material interest, nor are any such transactions currently proposed.

The Audit Committee’s charter requires that it review and approve any related-party and conflicts of interest transactions. In considering related-party transactions, the Audit Committee would consider the relevant available facts and circumstances, including, but not limited to, (i) the risks, costs and benefits to us, (ii) the impact on a director’s independence in the event the related party is a director, immediate family member of a director or an entity with which a director is affiliated, (iii) the terms of the transaction, (iv) the availability of other sources for comparable services or products, and (v) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. In determining whether to approve, ratify or reject a related-party transaction, the Audit Committee evaluates whether, in light of known circumstances, the transaction is in, or is inconsistent with, our best interests and those of our stockholders.

Compensation Committee Report

The Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee of our Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee of the Board of Directors

Patrick D. Walsh (Chairman of the Compensation Committee)

Joseph Carleone, Ph.D.

Gregory P. Sargen

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CEO Pay Ratio Disclosure

As required by SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Roger J. Lias, Ph.D., our CEO on April 30, 2019. The pay ratio included below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For fiscal year 2019, the median of the annual total compensation for our employees (other than our CEO) was $96,570, and the annual total compensation of our CEO, as reported in the Summary Compensation Table included above was $879,677. Based on this information, for fiscal year 2019 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all of our employees was approximately 9 to 1.

We took the following steps to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO:

1.	In accordance with applicable SEC rules, we determined there has been no change in our employee population or employee compensation arrangements during the last completed fiscal year that would significantly impact the CEO Pay Ratio for fiscal year 2019. Therefore, we used the same median employee we identified for fiscal year 2018 for purposes of calculating our CEO Pay Ratio for fiscal year 2019.

2.	For the annual total compensation of our median employee, we identified and calculated the elements of that employee’s compensation for fiscal year 2019 in accordance with the requirements of Item 402(c)(2)(x), and then added the approximate value of the employee’s medical benefits, resulting in annual total compensation of $96,570.

3.	For the annual total compensation of our CEO, we used the amount reported in the “Total” column of our Summary Compensation Table for fiscal year 2019.

Equity Compensation Plan Information

We currently maintain seven equity compensation plans (collectively referred to as the “Stock Plans”): 2018 Omnibus Incentive Plan (the “2018 Plan”), the 2011 Stock Incentive Plan, as amended (the “2011 Plan”), the 2010 Stock Incentive Plan (the “2010 Plan”), the 2009 Stock Incentive Plan (the “2009 Plan), the 2005 Stock Incentive Plan (the “2005 Plan”), the 2003 Stock Incentive Plan (the “2003 Plan”), the 2002 Stock Incentive Plan (the “2002 Plan”), in addition to which we maintain our Employee Stock Purchase Plan. Upon its approval by stockholders on October 4, 2018 (the “Approval Date”), the shares authorized for issuance under the 2018 Plan included the aggregate number of shares of Common Stock available for the grant of awards under our 2009, 2010, and 2011 Plans (collectively, the “Prior Plans”) as of the Approval Date. The 2018 Plan replaced the Prior Plans, and no new awards will be granted under the Prior Plans after the Approval Date. However, any awards outstanding under the Prior Plans on the Approval Date will remain subject to and be paid under the applicable Prior Plan, and any shares subject to outstanding awards under the Prior Plans that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2018 Plan. The 2005 Plan, 2003 Plan and 2002 Plan (collectively, the “Expired Plans”) have all expired. No future grants of stock-based awards can be issued from the Expired Plans, however, all outstanding awards granted under the Expired Plans will remain subject to the terms of the Expired Plans until they are exercised, canceled or expire. All Stock Plans, other than the 2002 Plan, and our Employee Stock Purchase Plan, were approved by our stockholders, while we did not submit the 2002 Plan for stockholder approval.

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The 2002 Plan, which expired in June 2012, was a broad-based non-qualified stock option plan for the issuance of up to 85,714 options. The 2002 Plan provided for the granting of options to purchase shares of our Common Stock at prices not less than the fair market value of our Common Stock at the date of grant and generally expired ten years after the date of grant. No additional options can be granted under the expired 2002 Plan, however, the terms of the 2002 Plan remain in effect with respect to outstanding options granted under the 2002 Plan until they are exercised, canceled or expired.

The following table sets forth certain information as of April 30, 2019 concerning our Common Stock that may be issued upon the exercise of options or pursuant to purchases of stock under all of our equity compensation plans approved by stockholders and equity compensation plans not approved by stockholders in effect as of April 30, 2019:

Plan Category	(a) Number of Securities to be Issued Upon the Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($/share)	(c) Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders (1)	3,462,587	7.49	3,790,123
Equity compensation plans not approved by stockholders (2)	12,003	14.10	–
Employee Stock Purchase Plan approved by stockholders	–	–	1,196,261
Total	3,474,590	7.51 (3)	4,986,384

(1)	Represents stock options and restricted stock units under our stockholder approved equity compensation plans referred to as the 2018 Omnibus Incentive Plan, the 2011 Stock Incentive Plan, the 2010 Stock Incentive Plan, the 2009 Stock Incentive Plan, the 2005 Stock Incentive Plan and the 2003 Stock Incentive Plan.
(2)	Represents stock options under our 2002 Stock Incentive Plan (the “2002 Plan”), which was not submitted for stockholder approval. The 2002 Plan, which expired in June 2012, was a broad-based non-qualified stock option plan for the issuance of up to 85,714 stock options. The 2002 Plan provided for the granting of options to purchase shares of our Common Stock at prices not less than the fair market value of our Common Stock at the date of grant and generally expired ten years after the date of grant. No additional grants of stock options can be granted under the 2002 Plan, however, the terms of the 2002 Plan remain in effect with respect to the outstanding options granted under the 2002 Plan until they are exercised, canceled or expired.
(3)	Represents the weighted-average exercise price of outstanding stock options as there is no exercise price for restricted stock units.

Other Matters

Other Matters

Neither the Board of Directors nor the management knows of any other business to be presented at the 2019 Annual Meeting, but if other matters do properly come before the 2019 Annual Meeting, it is intended that the persons named on the proxy card will vote on those matters in accordance with their best judgment.

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Annual Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K, as filed with the SEC (exclusive of Exhibits), will be furnished by first class mail, within one business day of receipt of request, without charge to any person from whom the accompanying proxy is solicited upon written request to Avid Bioservices, Inc., Attention: Corporate Secretary, 2642 Michelle Drive, Suite 200, Tustin, California 92780. If Exhibit copies are requested, a copying charge of $.20 per page will be made. In addition, all of the Company’s public filings, including the Annual Report on Form 10-K, can be found on our website at www.avidbio.com.

By Order of the Board of Directors

/s/ Mark R. Ziebell
Mark R. Ziebell
Vice President, General Counsel and Corporate Secretary

August 21, 2019

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Exhibit A

AMENDMENT TO THE
AVID BIOSERVICES, INC.
2010 EMPLOYEE STOCK PURCHASE PLAN

Avid Bioservices, Inc., a Delaware corporation (the “Company”), previously established the Avid Bioservices, Inc. 2010 Employee Stock Purchase Plan, as amended (the “Plan”). The Plan was approved by the Company’s stockholders at the Company’s 2010 Annual Meeting of Stockholders. By adoption of this instrument, the Company desires to amend the Plan to increase its term from ten years to fifteen years and to change the commencement date of the annual offering periods.

1.       This Amendment shall be effective as of the date on which it is approved by the Company’s stockholders at the Company’s 2019 Annual Meeting.

2.       Section 2.2 of the Plan is hereby amended and restated in its entirety to read as follows:

2.2       Expiration Date. Unless sooner terminated by the Board, the Plan will expire on, and no Option may be granted pursuant to the Plan after, the fifteenth anniversary of the Effective Date. Any Options that are outstanding on the fifteenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the Option Agreement.

3.       Subsection (o) of Section 3.1 of the Plan is hereby amended and restated in its entirety to read as follows:

(o)       “Offering Period” means the period established in advance by the Committee during which payroll deductions are collected to purchase Shares pursuant to an offering made under this Plan. Offering Periods will begin on the first Trading Day on or after January 1 and July 1 of each year. The duration and timing of Offering Periods may be changed pursuant to Sections 4.3 and 12 of the Plan.

4.                   Except as otherwise expressly amended or modified hereby, all of the terms and conditions of the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of this _____ day of __________________, 2019.

The Company:

AVID BIOSERVICES, INC.,
a Delaware corporation

By:

Name:

Title:

A-1